UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-10427
                                   ------------


                     AXP PARTNERS INTERNATIONAL SERIES, INC.
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               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     10/31
                         --------------
Date of reporting period:     4/30
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

AXP(R) Partners
         International
              Aggressive
                    Growth
                     Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                  April 30, 2004

AXP Partners International Aggressive Growth Fund seeks to provide shareholders with long-term capital growth.

(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Partners Funds                                                        (R)

Table of Contents

Fund Snapshot                                                         3

Questions & Answers
   with Portfolio Management                                          4

Investments in Securities                                             9

Financial Statements                                                 18

Notes to Financial Statements                                        21

Proxy Voting                                                         34

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2004 SEMIANNUAL REPORT

Fund Snapshot
        AS OF APRIL 30, 2004

PORTFOLIO MANAGERS

Columbia Wanger Asset Management, L.P.

Portfolio manager                     Since           Years in industry
Zachary Egan, CFA                     5/03                    4
Louis Mendes, CFA                     5/03                   12

American Century
Investment Management, Inc.

Portfolio manager                     Since           Years in industry
Henrik Strabo                         9/01                   17
Keith Creveling, CFA                  4/02                    9

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates
A: 9/28/01      B: 9/28/01      C: 9/28/01      Y: 9/28/01

Ticker symbols
A: AXGAX        B: APIBX        C: --           Y: --

Total net assets                                         $187.8 million

Number of holdings                                                  264

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND   GROWTH
                  X      LARGE
                  X      MEDIUM  SIZE
                  X      SMALL

COUNTRY COMPOSITION

Percentage of portfolio assets

(pie chart)

Japan 17.6%
United Kingdom 14.7%
France 8.9%
Switzerland 8.0%
Germany 5.7%
Netherlands 5.7%
Ireland 5.2%
Spain 3.9%
China 2.9%
Canada 2.8%
Australia 2.6%
South Korea 2.5%
Sweden 2.2%
Singapore 1.5%
Norway 1.4%
India 1.3%
Hong Kong 1.3%
Taiwan 1.3%
Italy 1.1%
Austria 1.0%
Mexico 1.0%
Other* 7.4%

* Includes Barbados, Belgium, Bermuda, Brazil, Chile, Denmark, Finland, Greece, Israel, Luxembourg, New Zealand, Russia, South Africa, Thailand, and United States.

TOP TEN HOLDINGS

Percentage of portfolio assets

Anglo Irish Bank (Ireland)                                         1.7%
Smith & Nephew (United Kingdom)                                    1.3
Total (France)                                                     1.2
Neopost (France)                                                   1.2
Fast Retailing (Japan)                                             1.1
Sumitomo Mitsui Financial Group (Japan)                            1.1
Roche Holding (Switzerland)                                        1.0
Vodafone Group (United Kingdom)                                    0.9
Samsung Electronics (South Korea)                                  0.9
Rhoen-Klinikum (Germany)                                           0.9

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Stocks prices of established companies that pay dividends may be less volatile than the stock market as a whole. Stocks of small- and medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also may have fewer financial resources.

Fund holdings are subject to change.

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3 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2004 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

AXP Partners International Aggressive Growth Fund's portfolio is managed by two money management firms that each invest a portion of Fund assets in growth stocks of international companies across all market capitalizations to seek long-term growth of capital. For the six months ended April 30, 2004, the Fund's Class A shares rose 10.90%, excluding sales charge, slightly underperforming its benchmark, the MSCI EAFE Growth Index, which advanced 11.05% during the same period. The Fund closely tracked its peer group, as represented by the Lipper International Funds Index, which rose 10.98% for the period. As of April 30, 2004, American Century Investment Management, Inc. and Columbia Wanger Asset Management, L.P. each managed approximately 50% of the Fund's portfolio.

Q: What factors affected performance the most for your portion of the AXP Partners International Aggressive Growth Fund for the semiannual period ended April 30, 2004?

     American Century: Our portion of the Fund produced positive returns but underperformed the MSCI EAFE Growth Index for the semiannual period. The portfolio's results came during a period when many of the world's major equity markets advanced, as a variety of countries continued to report good news on the economic front and investors remained confident of rising corporate profits.

(bar chart)
                             PERFORMANCE COMPARISON
                 For the six-month period ended April 30, 2004

12%            (bar 1)               (bar 2)              (bar 3)
               +10.90%               +11.05%              +10.98%
10%

 8%

 6%

 4%

 2%

 0%

(bar 1) AXP Partners International Aggressive Growth Fund Class A (excluding sales charge)
(bar 2) MSCI EAFE Growth Index (1) (unmanaged)
(bar 3) Lipper International Funds Index(2)

(1) Morgan Stanley Capital International EAFE Growth Index (MSCI EAFE Growth Index), an unmanaged index, is compiled from a composite of securities markets in Europe, Australia and the Far East. The index represents the growth half of the market capitalizations of each country index, determined by price/book value (P/BV), from the standard MSCI country indices. The index covers the full range of developed, emerging and MSCI All Country indices, including Free indices where applicable. The Country Growth indices are aggregated into regional Growth indices to create the composite.

(2) The Lipper International Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> The Fund's holdings in consumer discretionary, the portfolio's second-largest sector stake, advanced during the semiannual period. (end callout quote)

-- American Century Investment Management, Inc.

     Against this backdrop, we achieved solid returns throughout the world's equity markets by adhering to our long-standing process of identifying companies demonstrating fundamental strength and sustainable improvement in their businesses. All 10 sectors in the Index contributed to our portion of the Fund's performance during the

AVERAGE ANNUAL TOTAL RETURNS
                            Class A                Class B                    Class C                  Class Y
(Inception dates)          (9/28/01)              (9/28/01)                  (9/28/01)                (9/28/01)
                        NAV(1)    POP(2)      NAV(1)    After CDSC(3)   NAV(1)   After CDSC(4)   NAV(5)      POP(5)
as of April 30, 2004
6 months*             +10.90%    +4.52%     +10.51%      +6.51%       +10.51%      +9.51%       +10.90%     +10.90%
1 year                +39.23%   +31.22%     +38.38%     +34.38%       +38.38%     +38.38%       +39.40%     +39.40%
Since inception        +9.08%    +6.61%      +8.25%      +7.22%        +8.25%      +8.25%        +9.25%      +9.25%

as of March 31, 2004
6 months*             +22.27%   +15.24%     +21.99%     +17.99%       +21.99%     +20.99%       +22.41%     +22.41%
1 year                +54.98%   +46.07%     +54.16%     +50.16%       +54.16%     +54.16%       +55.37%     +55.37%
Since inception       +10.54%    +7.96%      +9.76%      +8.71%        +9.76%      +9.76%       +10.78%     +10.78%

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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5 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2004 SEMIANNUAL REPORT

Questions & Answers

    six-months, with its holdings in the financial sector posting the period's greatest contribution. Financials, the portfolio's largest sector stake at April 30, 2004, advanced mostly on the strength of commercial banks, which represented the portfolio's heaviest average industry weighting. Japan's Sumitomo Mitsui Financial Group, one of the portfolio's largest holdings at the end of the period, ranked as the top-contributing security in the portfolio during the period. Elsewhere in the financial sector, portfolio holdings in the insurance, consumer finance, and capital markets industries also contributed to portfolio performance on an absolute basis. On a relative basis, however, the portfolio's financial sector underperformed the benchmark, due mostly to ineffective security selection in the capital markets and real estate industries.

    The Fund's holdings in consumer discretionary, the portfolio's second-largest sector stake at April 30, 2004, also advanced during the semiannual period. Positions in the textile, apparel and luxury goods industries made the largest contribution. Indeed, German sportswear maker Puma made the greatest contribution to performance among consumer discretionary holdings. The portfolio's consumer discretionary sector also benefited from its holdings among the media, household durables, and multiline retail industries. Still, the sector, where the portfolio held a higher-than-index position, underperformed due mostly to poor security selection in the automobile industry.

    The telecommunications services sector registered the period's third-best absolute performance. In particular, the United Kingdom's mm02 and Vodafone Group were the top contributors among the portfolio's holdings in this sector. On a relative basis, the sector underperformed its benchmark index, due to ineffective stock selection in the diversified telecommunications services industry.

    The portfolio's health care holdings also advanced, led by pharmaceutical companies. Switzerland's Roche Holding, one of the world's largest makers of cancer medicines, made the greatest contribution among drug companies. The health care equipment and supplies industry also contributed positively to the portfolio.

    Fund positions in the information technology sector contributed to the portfolio's semiannual return, with holdings in the Internet software and services industry leading the advance. Yahoo Japan made the largest contribution. The semiconductor industry also contributed to returns, with the Fund's holding in South Korea's Samsung Electronics delivering the top performance from this area.

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6 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> In our view, there are reasons to be excited about Japan and the Asia-Pacific region.(end callout quote)

-- Columbia Wanger Asset Management, L.P.

    On a relative basis, the portfolio's position in the industrials sector turned in the worst performance, with holdings in commercial services and airlines detracting most. Switzerland's Adecco, which provides temporary employees, and Ryanair Holdings, a discount airline in Europe, were the biggest disappointments during the period on both an absolute and relative basis.

    From a country perspective, China, Mexico, and Austria made the greatest contributions to the portfolio on a relative basis. Switzerland, the United Kingdom, and Germany detracted most.

    Columbia Wanger: Our portion of the Fund outperformed the MSCI EAFE Growth Index for the semiannual period. Stock selection, as opposed to country or sector weightings, drove performance most during the six months. For example, we aggressively increased our portion of the Fund's exposure to Japan as company fundamentals continued to improve while still maintaining a significantly lower-than-index position in this nation's equity market. The impact of our under-representation in Japan was largely mitigated by the fact that our individual Japanese stocks significantly outperformed the Japanese component of the benchmark. Other markets where the Fund's stock holdings outperformed on a similar magnitude included France, Spain, and Hong Kong.

    From an industry perspective, health care and basic materials made the most notable contributions to the Fund's outperformance during the semiannual period. Our portion of the Fund also benefited from the outperformance of international small-cap stocks over their large-cap counterparts during the six months.

    The greatest detractor from performance was information technology, where our portion of the Fund tended to hold more defensive stocks. This defensive posture hurt the Fund, as the information technology sector was dominated by relatively higher-risk stocks, and the sector outperformed the benchmark significantly during the semiannual period.

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7 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2004 SEMIANNUAL REPORT

Questions & Answers

Q: What changes did you make to the portfolio and how is it currently positioned?

    American Century: We made only a few significant changes to the portfolio during the semiannual period. We increased the portfolio's exposure to the financial sector from an average of about 22.60% of our portion of the Fund during the year ended Oct. 31, 2003 to an average of 26.59% during the six months ended April 30, 2004. While financials represented our portion of the Fund's biggest sector stake at the end of the semiannual period, it was about an equal weighting to the benchmark index on a relative basis.

    We decreased our portion of the portfolio's exposure to the telecommunications sector from an average of approximately 12.28% for the year ended Oct. 31, 2003 to an average of about 9.40% during the six months ended April 30, 2004.

    Columbia Wanger: In our view, there are reasons to be excited about Japan and the Asia-Pacific region. China and India continued to benefit during the semiannual period from increasing local, domestic demand as well as from exports to the U.S. With half of the world's population in these two countries, these new demand drivers should bode well, we believe, for their local stock markets. Thus, we continued to put more Fund assets to work in this region and particularly in Japan, where we saw company fundamentals improving, especially in the consumer sector. Indeed, over the six months ended April 30, 2004, we increased our portion of the Fund's exposure to Japan by over 75%, bringing the Japanese position to almost 14% of our portion of the Fund. At the end of the period, our top-10 holdings included two Japanese stocks. These were Kappa Create, a quickly growing sushi restaurant chain, and Fast Retailing, an apparel retailer that has regained traction with the launch of a number of successful new product lines.

Q:  How do you intend to manage the Fund in the coming months?

    American Century: Going forward, we intend to rigorously follow our highly disciplined process of identifying and owning companies that we believe demonstrate strong, sustainable growth, regardless of economic outlook or changes in market conditions. We look for companies that are demonstrating acceleration in revenue and earnings. The Fund's stake in certain sectors, industries, or countries is a residual of our bottom-up process.

    Columbia Wanger: We intend to continue to increase our portion of the Fund's historical lower-than-index position in Japan, provided we find compelling ideas at reasonable prices. Overall, there remains much economic and geopolitical uncertainty around the world, and thus we believe our best defense is to continue building the Fund's portfolio one stock at a time.

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8 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2004 SEMIANNUAL REPORT

Investments in Securities

AXP Partners International Aggressive Growth Fund

April 30, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (94.1%)(c)
Issuer                                         Shares               Value(a)

Australia (2.5%)

Banks and savings & loans (0.3%)
Commonwealth Bank of Australia                 25,880              $583,513

Beverages & tobacco (0.3%)

Lion Nathan                                   135,000               608,766

Financial services (0.2%)
Perpetual Trustees Australia                   15,000               443,723

Insurance (0.3%)
QBE Insurance Group                            77,090               647,978

Metals (0.5%)
BHP Billiton                                   93,311               772,205

Textiles & apparel (0.9%)
Billabong Intl                                160,000               877,345
Pacific Brands                                400,000(b)            709,956
Total                                                             1,587,301

Austria (1.0%)

Banks and savings & loans (0.6%)
Erste Bank der
   oesterreichischen Sparkassen                 7,242             1,083,188

Building materials & construction (0.4%)
Wienerberger                                   22,800               744,317

Barbados (0.4%)

Energy equipment & services
Nabors Inds                                    16,160(b)            716,858

Belgium (0.3%)

Health care products
Omega Pharma                                   14,000               576,118

Bermuda (0.3%)

Multi-industry
Tyco Intl                                      19,620               538,569

Brazil (0.1%)

Utilities -- telephone
Tele Norte Leste
  Participacoes ADR                            19,120               226,381

Canada (2.7%)

Building materials & construction (0.4%)
Masonite Intl                                  24,500               643,045

Energy (1.3%)
Nexen                                          31,000             1,133,457
Talisman Energy                                19,500             1,108,497
Total                                                             2,241,954

Energy equipment & services (0.2%)
Esprit Exploration                            199,400               465,209

Financial services (0.2%)
Power Financial                                11,500               467,848

Leisure time & entertainment (--%)
Intrawest                                       5,800                90,789

Media (0.3%)
Corus Entertainment                            32,000               640,887

Metals (0.2%)
Noranda                                        25,000               357,976

Telecom equipment & services (0.1%)
Research in Motion                              1,850(b)            160,506

Chile (0.2%)

Banks and savings & loans
Corpbanca ADR                                  15,000               361,677

China (2.8%)

Chemicals (--%)
Sinopec Shanghai
  Petrochemical Cl H                          242,000                80,676

Electronics (0.2%)
Ngai Lik Industrial Holding                   788,000               356,156

See accompanying notes to investments in securities.

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9 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2004 SEMIANNUAL REPORT

Issuer                                         Shares               Value(a)

China (cont.)

Energy (0.1%)
CNOOC                                         341,000              $123,517

Food (0.4%)
Global Bio-Chem Technology                  1,000,000               730,854

Industrial transportation (0.2%)
Sinotrans                                   1,000,000               342,988

Multi-industry (0.9%)
Hainan Meilan Airport Cl H                    550,000               412,548
Jiangsu Expressway Cl H                       800,000               361,580
Lerado Group Holding                        1,400,000               238,746
Linmark Group                               1,250,000               504,865
Zhejiang Expressway                           500,000               312,536
Total                                                             1,830,275

Retail -- general (0.5%)
Esprit Holdings                               223,000               914,977

Retail -- grocery (0.2%)
Lianhua Supermarket
  Holdings Cl H                               313,000               313,036

Utilities -- electric (0.3%)
Huaneng Power Intl Cl H                       580,000               542,883

Denmark (0.5%)

Industrial transportation (0.1%)
A P Moller - Maersk                                29               182,587

Multi-industry (0.4%)
Kobenhavns Lufthavne                            5,350               755,523

Finland (0.8%)

Financial services (0.2%)
Sponda                                         40,000               307,167

Multi-industry (0.6%)
Amer Group                                     11,600               549,896
Jaakko Poyry Group                             25,400               678,571
Total                                                             1,228,467

France (8.5%)

Banks and savings & loans (0.5%)
Credit Agricole                                40,634             1,001,824

Beverages & tobacco (0.7%)
LVMH Moet Hennessy Louis Vuitton                9,249               651,521
Pernod-Ricard                                   5,670               715,267
Total                                                             1,366,788

Building materials & construction (0.6%)
Imerys                                          2,500               568,450
Lafarge                                         6,810               567,007
Total                                                             1,135,457

Computer software & services (0.3%)
Fininfo                                        20,400               514,445

Energy (1.2%)
Total                                          11,280             2,085,123

Engineering & construction (0.3%)
VINCI                                           5,910               574,910

Food (0.2%)
Bonduelle                                       5,000               444,458

Health care services (0.7%)
Essilor Intl                                   21,010             1,228,546

Insurance (0.5%)
Axa                                            46,871               986,581

Lodging & gaming (0.3%)
Accor                                          15,201               639,563

Machinery (0.3%)
Schneider Electric                              9,140               615,374

Media (0.2%)
M6-Metropole Television                        12,000               349,193

Metals (0.2%)
Vallourec                                       5,000               441,463

Multi-industry (2.5%)
Bacou-Dalloz                                    9,000               679,266
Neopost                                        37,800             2,083,533
Societe Generale Cl A                          10,773               896,970
Vivendi Universal                              32,890(b)            827,052
Total                                                             4,486,821

See accompanying notes to investments in securities.

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10 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2004 SEMIANNUAL REPORT

Issuer                                         Shares               Value(a)

Germany (4.7%)

Automotive & related (0.4%)
Beru                                            4,000              $294,420
Continental                                    10,880               471,970
Total                                                               766,390

Banks and savings & loans (0.3%)
Deutsche Bank                                   6,500               535,356

Building materials & construction (0.3%)
Bilfinger Berger                               16,100               565,132

Chemicals (0.3%)
K&S                                            17,000               566,989

Computer software & services (0.6%)
SAP                                             6,892             1,044,461

Electronics (0.7%)
Siemens                                        17,983             1,298,003

Finance companies (0.1%)
Deutsche Beteiligungs                          15,000(b)            199,467

Health care services (0.8%)
Rhoen-Klinikum                                 36,700             1,602,581

Multi-industry (0.3%)
GFK                                            16,000               540,921

Retail -- general (0.4%)
Takkt                                          53,000               416,520
Zapf Creation                                  15,300               366,405
Total                                                               782,925

Textiles & apparel (0.5%)
Puma Rudolf Dassler Sport                       4,111               945,103

Greece (0.8%)

Banks and savings & loans (0.2%)
Alpha Bank                                     13,930               433,891

Lodging & gaming (0.5%)
Intralot-Intergrated Lottery                   28,000               515,906
OPAP                                           12,109               230,945
Total                                                               746,851

Utilities -- electric (0.1%)
Public Power                                   10,660               270,227

Hong Kong (1.2%)

Electronics (0.4%)
Techtronic Inds                               280,000               750,343

Financial services (0.2%)
Hong Kong Exchanges & Clearing                200,000               400,046

Media (0.2%)
Television Broadcasts                         100,000               466,721

Multi-industry (0.2%)
Li & Fung                                     222,000               345,848

Real estate (0.2%)
Sun Hung Kai Properties                        40,000               343,629

India (1.3%)

Banks and savings & loans (0.7%)
HDFC Bank ADR                                  45,000             1,305,000

Energy (0.1%)
Oil & Natural Gas                              11,900               224,654

Textiles & apparel (0.5%)
Reliance Inds                                  72,200               854,165

Ireland (4.9%)

Banks and savings & loans (2.4%)
Anglo Irish Bank                              185,390             3,031,625
Depfa Bank                                      9,080             1,361,034
Total                                                             4,392,659

Building materials & construction (0.2%)
CRH                                            20,270               430,303

Food (0.6%)
Kerry Group Cl A                               60,000             1,150,080

Health care products (0.4%)
United Drug                                   250,000               778,700

Insurance (0.4%)
Irish Life & Permanent                         48,000               742,951

Lodging & gaming (0.3%)
Jurys Doyle Hotel Group                        40,000               488,784

Retail -- general (0.6%)
Grafton Group                                 160,000(b)          1,198,958

See accompanying notes to investments in securities.

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11 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2004 SEMIANNUAL REPORT

Issuer                                         Shares               Value(a)

Israel (0.5%)

Health care products
Teva Pharmaceutical Inds ADR                   14,459              $890,096

Italy (1.0%)

Beverages & tobacco (0.3%)
Davide Campari - Milano                        13,000               604,271

Energy (0.2%)
Saipem                                         42,100               394,408

Restaurants (0.5%)
Autogrill                                      68,200(b)            972,272

Japan (16.5%)

Automotive & related (1.4%)
Nifco                                          47,000               770,715
Toyota Motor                                   29,500             1,065,203
USS                                             9,100               768,353
Total                                                             2,604,271

Banks and savings & loans (1.9%)
Bank of Yokohama                               72,000               392,905
Mitsubishi Tokyo Financial Group                   60               533,213
Orix                                            5,400               571,765
Shinsei Bank                                   48,000               322,751
Sumitomo Mitsui Financial Group                   250             1,886,877
Total                                                             3,707,511

Building materials & construction (0.1%)
Kajima                                         70,000               244,525

Chemicals (0.2%)
JSR                                            17,000               357,692

Electronics (2.6%)
Chiyoda Integre                                10,000               327,602
Fanuc                                           9,800               599,529
Keyence                                         1,800               431,674
Omron                                          20,000               486,878
Sharp                                          73,000             1,314,661
Stanley Electric                               17,000               320,769
Toyo                                           64,600               765,262
Ushio                                          49,000               913,484
Total                                                             5,159,859

Food (0.2%)
Nissin Healthcare Food Service                 24,000               466,968

Furniture & appliances (0.5%)
Matsushita Electric Industrial                 65,000               953,530

Health care products (0.6%)
Chugai Pharmaceutical                          40,400               610,570
Hogy Medical                                   11,000               561,448
Total                                                             1,172,018

Industrial transportation (0.2%)
Yamato Transport                               30,000               455,294

Leisure time & entertainment (0.7%)
Shimano                                        39,000               912,353
Yamaha Motor                                   23,000               328,452
Total                                                             1,240,805

Machinery (1.3%)
Eneserve                                       19,500               771,176
Funai Electric                                  4,000               594,389
Hoya                                            9,151               988,806
Total                                                             2,354,371

Media (1.1%)
Dentsu                                            402             1,124,144
Toppan Printing                                59,000               692,516
Yahoo Japan                                        24(b)            271,493
Total                                                             2,088,153

Miscellaneous (0.3%)
Park24                                         15,000               506,335

Multi-industry (1.5%)
Arrk                                           17,000               721,538
Canon                                          25,237             1,322,374
Mitsui                                         89,000               732,941
Total                                                             2,776,853

Paper & packaging (0.3%)
Taisei Lamick                                   5,000               114,932
Uni-Charm                                       8,000               377,919
Total                                                               492,851

Real estate (0.3%)
Daito Trust Construction                       16,800               568,616

Restaurants (0.7%)
Kappa Create                                   11,200             1,362,245

Retail -- drugstores (0.3%)
Sugi Pharmacy                                  12,000               480,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2004 SEMIANNUAL REPORT

Issuer                                         Shares               Value(a)

Japan (cont.)

Retail -- general (1.4%)
Fast Retailing                                 24,700            $1,922,353
Marui                                          32,900               515,681
Otsuka Kagu                                     6,200               224,995
Total                                                             2,663,029

Retail -- grocery (0.3%)
Ito-Yokado                                     12,000               498,462

Textiles & apparel (0.6%)
Toray Inds                                    142,000               648,960
Wacoal                                         44,000               448,760
Total                                                             1,097,720

Luxembourg (0.8%)

Energy equipment & services (0.4%)
Tenaris ADR                                    23,561               706,594

Media (0.4%)
SES Global                                     77,000               736,123

Mexico (1.0%)

Cellular telecommunications (0.3%)
America Movil ADR Series L                     19,167               647,845

Multi-industry (0.5%)
Grupo Aeroportuario
  del Sureste ADR                              36,000               703,800

Real estate (0.2%)
Consorcio                                     160,000(b)            436,593

Netherlands (5.4%)

Banks and savings & loans (0.5%)
ING Groep                                      44,228               947,374

Building materials & construction (0.1%)
AM NV                                          26,000               236,725

Engineering & construction (0.4%)
Fugro                                          13,349               772,738

Food (0.4%)
Sligro Food Group                              24,857               751,911

Health care products (0.5%)
OPG Groep                                      18,580               882,563

Household products (0.9%)
Hunter Douglas                                 22,504             1,077,582
Unilever                                        9,930               654,685
Total                                                             1,732,267

Industrial services (0.4%)
Koninklijke (Royal)
  Philips Electronics                          26,603               713,226

Industrial transportation (0.4%)
Koninklijke Vopak                              42,000               729,582

Multi-industry (1.5%)
Aalberts Inds                                  29,800               890,724
Euronext                                       20,000               581,509
Imtech                                         23,600               589,205
United Services Group                          37,000               682,620
Total                                                             2,744,058

Textiles & apparel (0.3%)
Koninklijke Ten Cate                           10,600               543,508

New Zealand (0.3%)

Lodging & gaming
Sky City Entertainment Group                  230,000               633,411

Norway (1.4%)

Banks and savings & loans (0.5%)
DNB NOR                                       130,500               827,165

Chemicals (--%)
Yara Intl                                       6,600(b)             46,642

Energy (0.4%)
Norsk Hydro                                    12,390               727,560

Food (0.2%)
Orkla                                          14,000               338,632

Furniture & appliances (0.1%)
Ekornes                                        10,000               201,081

Telecom equipment & services (0.2%)
Telenor                                        63,540               417,557

Russia (0.7%)

Telecom equipment & services (0.2%)
VimpelCom ADR                                   5,180(b)            464,957

Utilities -- telephone (0.5%)
Mobile Telesystems ADR                          8,503               917,984

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2004 SEMIANNUAL REPORT

Issuer                                         Shares               Value(a)

Singapore (1.4%)

Automotive & related (0.5%)
ComfortDelGro                               1,228,729              $888,290

Electronics (0.7%)
Venture                                       123,000             1,380,804

Media (0.2%)
SembCorp Logistics                            350,000               370,283

South Africa (0.1%)

Telecom equipment & services
MTN Group                                      63,750(b)            265,735

South Korea (2.3%)

Automotive & related (0.5%)
Hyundai Mobis                                  17,500               751,919
Hyundai Motor                                   8,660               330,379
Total                                                             1,082,298

Banks and savings & loans (0.3%)
Hana Bank                                      22,450               485,173

Electronics (0.8%)
Samsung Electronics                             3,434             1,630,638

Health care products (0.3%)
Yuhan                                           8,452               510,867

Insurance (0.2%)
Samsung Fire & Marine                           5,800               385,678

Machinery (0.2%)
Samyoung                                       32,000               283,717

Spain (3.7%)

Banks and savings & loans (0.1%)
Bankinter                                       7,000               264,327

Building materials & construction (0.3%)
Grupo Ferrovial                                13,120               522,930

Energy (0.6%)
Repsol                                         50,760             1,068,440

Energy equipment & services (0.6%)
Gamesa Corporacion Tecnoligica                 26,000             1,076,786

Engineering & construction (0.8%)
Abengoa                                       119,600             1,064,576
ACS, Actividades de
  Construccion y Servicios                      9,686               470,303
Total                                                             1,534,879

Multi-industry (0.2%)
Prosegur, Compania de Seguridad                24,000               391,315

Real estate (--%)
Fadesa Inmobiliaria                             1,800(b)             27,925

Retail -- general (0.3%)
Cortefiel                                      48,600               528,663

Utilities -- electric (0.3%)
Red Electrica de Espana                        36,000               585,247

Utilities -- telephone (0.5%)
Telefonica                                     63,924               950,369

Sweden (2.1%)

Automotive & related (0.6%)
Volvo AB Cl B                                  33,573(b)          1,149,399

Building materials & construction (0.3%)
Nobia                                          55,000               597,654

Financial services (0.5%)
Intrum Justitia                               164,000               888,900

Machinery (0.4%)
Hexagon Cl B                                   20,000               679,479

Telecom equipment & services (0.3%)
Telefonaktiebolaget LM
  Ericsson Cl B                               235,310(b)            637,705

Switzerland (7.6%)

Banks and savings & loans (1.3%)
Credit Suisse Group                            31,672             1,117,691
UBS                                            19,221             1,367,734
Total                                                             2,485,425

Broker dealers (0.3%)
Pargesa Holding Cl B                              194               516,834

Building materials & construction (0.6%)
Geberit                                         1,825             1,110,502

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
14 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2004 SEMIANNUAL REPORT

Issuer                                         Shares               Value(a)

Switzerland (cont.)

Chemicals (0.7%)
Givaudan                                        1,600              $796,912
Sika                                              900               423,938
Total                                                             1,220,850

Electronics (0.2%)
Kaba Holding Cl B                               1,700               328,185

Food (0.5%)
Nestle                                          4,010             1,015,660

Health care products (2.6%)
Bachem Holding Cl B                             5,800               328,517
Novartis                                       26,700             1,191,707
Roche Holding                                  17,758             1,864,932
Synthes                                         1,235             1,343,718
Total                                                             4,728,874

Machinery (0.3%)
Schindler Holding                               2,150               586,892

Multi-industry (0.6%)
ABB                                           202,910(b)          1,143,817

Retail -- general (0.3%)
Compagnie Financiere
  Richemont Cl A                               24,400               628,371

Utilities -- electric (0.2%)
BKW FMB Energie                                   900               430,888

Taiwan (1.2%)

Banks and savings & loans (0.2%)
Bank of Kaohsiung                             500,000               328,198

Computer software & services (0.1%)
Springsoft                                    100,000               254,766

Electronics (0.5%)
ASE Test                                       80,000(b)            499,200
Wah Lee Industrial                            300,000               448,687
Total                                                               947,887

Furniture & appliances (0.1%)
Taiwan Fu Hsing Industrial                    175,000               155,257

Machinery (0.3%)
Phoenixtec Power                              606,000               641,164

Thailand (0.3%)

Airlines (0.2%)
Airports of Thailand                          200,000(b)            262,434

Building materials & construction (0.1%)
Siam Cement                                    48,794               256,104

United Kingdom (13.9%)

Aerospace & defense (0.4%)
Cobham                                         30,000               712,462

Automotive & related (0.2%)
BBA Group                                      65,000               293,482

Banks and savings & loans (0.8%)
Intermediate Capital Group                     30,000               640,469
Kensington Group                               50,000               411,115
Standard Chartered                             33,540               515,123
Total                                                             1,566,707

Beverages & tobacco (0.3%)
Diageo                                         37,660               506,435

Broker dealers (0.6%)
Man Group                                      38,185             1,145,775

Cellular telecommunications (0.9%)
Vodafone Group                                676,648             1,647,849

Computer software & services (0.1%)
SurfControl                                    10,000(b)            106,656

Electronics (0.3%)
Spectris                                       73,500               632,037

Energy (0.4%)
BP                                             96,765               838,547

Energy equipment & services (0.7%)
Expro Intl Group                              129,000               583,870
Tullow Oil                                    443,000               748,103
Total                                                             1,331,973

Financial services (0.1%)
Schroders                                      21,020               236,335

Food (0.4%)
Cadbury Schweppes                              83,300               664,113

Health care products (1.4%)
AstraZeneca                                    11,405               534,613
Smith & Nephew                                221,208             2,251,182
Total                                                             2,785,795

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2004 SEMIANNUAL REPORT

Issuer                                         Shares               Value(a)

United Kingdom (cont.)

Health care services (0.4%)
RPS Group                                     350,000              $695,264

Home building (0.1%)
McCarthy & Stone                               20,000               204,957

Household products (0.8%)
Reckitt Benckiser                              57,441             1,496,891

Industrial transportation (0.3%)
Business Post Group                            60,000               511,949

Insurance (0.4%)
Jardine Lloyd Thompson Group                   83,000               744,344

Leisure time & entertainment (0.6%)
Carnival                                        9,960               447,403
EMI Group                                     141,480               648,857
Total                                                             1,096,260

Media (1.0%)
British Sky Broadcasting Group                 46,362               548,871
Euromoney Institutional Investor               80,000               604,384
HIT Entertainment                             100,000               552,834
United Business Media                          49,400               403,942
Total                                                             2,110,031

Metals (0.3%)
Xstrata                                        43,000               484,992

Multi-industry (1.2%)
Bunzl                                          80,000               670,156
Exel                                           95,000             1,198,991
Hays                                          254,160               533,118
Total                                                             2,402,265

Restaurants (0.3%)
Enterprise Inns                                57,860               627,397

Retail -- general (0.6%)
Next                                           26,850               665,814
Wolseley                                       28,640               420,775
Total                                                             1,086,589

Retail -- grocery (0.6%)
Tesco                                         253,390             1,120,435

Telecom equipment & services (0.3%)
mm02                                          269,517(b)            479,094

Textiles & apparel (0.4%)
Burberry Group                                100,000               688,820

United States (0.8%)

Beverages & tobacco (0.1%)
Central European Distribution                   6,000(b)            183,913

Investment companies (0.7%)
iShares MSCI Index Fund                         9,630             1,318,347

Total common stocks
(Cost: $147,318,621)                                           $176,630,972

Preferred stocks & other (0.7%)(c)
Issuer                                         Shares               Value(a)

Germany (0.7%)
Hugo Boss                                      29,500              $653,808
Porsche                                           990               613,789
Total                                                             1,267,597

Hong Kong (--%)
Global Bio-chem Technology Group
  Warrants                                    125,000 (b,d)              --

Total preferred stocks & other
(Cost: $1,024,988)                                               $1,267,597

Total investments in securities
(Cost: $148,343,609)(e)                                        $177,898,569

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2004 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d)  Negligible market value

(e) At April 30, 2004, the cost of securities for federal income tax purposes was approximately $148,344,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                $31,881,000
     Unrealized depreciation                                 (2,326,000)
                                                             ----------
     Net unrealized appreciation                            $29,555,000
                                                            -----------

--------------------------------------------------------------------------------
17 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners International Aggressive Growth Fund

April 30, 2004 (Unaudited)
Assets
Investments in securities, at value (Note 1)
   (identified cost $148,343,609)                                                                            $177,898,569
Cash in bank on demand deposit                                                                                  9,460,520
Foreign currency holdings (identified cost $78,106) (Note 1)                                                       78,531
Capital shares receivable                                                                                         169,190
Dividends and accrued interest receivable                                                                         661,489
Receivable for investment securities sold                                                                       1,624,369
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                                       8,000
                                                                                                                    -----
Total assets                                                                                                  189,900,668
                                                                                                              -----------
Liabilities
Capital shares payable                                                                                            104,761
Payable for investment securities purchased                                                                     1,874,121
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                                       1,374
Accrued investment management services fee                                                                          5,175
Accrued distribution fee                                                                                            2,234
Accrued transfer agency fee                                                                                         1,422
Accrued administrative services fee                                                                                   414
Other accrued expenses                                                                                            119,168
                                                                                                                  -------
Total liabilities                                                                                               2,108,669
                                                                                                                ---------
Net assets applicable to outstanding capital stock                                                           $187,791,999
                                                                                                             ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    293,612
Additional paid-in capital                                                                                    157,900,736
Excess of distributions over net investment income                                                               (317,037)
Accumulated net realized gain (loss) (Note 7)                                                                     356,175
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)                                 29,558,513
                                                                                                               ----------
Total -- representing net assets applicable to outstanding capital stock                                     $187,791,999
                                                                                                             ============
Net assets applicable to outstanding shares:                  Class A                                        $136,377,263
                                                              Class B                                        $ 44,275,865
                                                              Class C                                        $  2,617,536
                                                              Class I                                        $  4,403,309
                                                              Class Y                                        $    118,026
Net asset value per share of outstanding capital stock:       Class A shares             21,225,725          $       6.43
                                                              Class B shares              7,020,418          $       6.31
                                                              Class C shares                415,134          $       6.31
                                                              Class I shares                681,628          $       6.46
                                                              Class Y shares                 18,300          $       6.45
                                                                                             ------          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2004 SEMIANNUAL REPORT

Statement of operations
AXP Partners International Aggressive Growth Fund

Six months ended April 30, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                                                      $1,689,567
Interest                                                                                                            2,385
Fee income from securities lending (Note 3)                                                                         1,538
   Less foreign taxes withheld                                                                                   (185,608)
                                                                                                                 --------
Total income                                                                                                    1,507,882
                                                                                                                ---------
Expenses (Note 2):
Investment management services fee                                                                                860,531
Distribution fee
   Class A                                                                                                        158,499
   Class B                                                                                                        209,229
   Class C                                                                                                         12,267
Transfer agency fee                                                                                               181,371
Incremental transfer agency fee
   Class A                                                                                                         15,028
   Class B                                                                                                          8,026
   Class C                                                                                                            330
Service fee -- Class Y                                                                                                 44
Administrative services fees and expenses                                                                          68,158
Compensation of board members                                                                                       5,809
Custodian fees                                                                                                    139,900
Printing and postage                                                                                               31,700
Registration fees                                                                                                  24,019
Audit fees                                                                                                          9,000
Other                                                                                                               3,175
                                                                                                                    -----
Total expenses                                                                                                  1,727,086
   Expenses waived/reimbursed by AEFC (Note 2)                                                                    (54,314)
                                                                                                                  -------
                                                                                                                1,672,772
   Earnings credits on cash balances (Note 2)                                                                        (401)
                                                                                                                     ----
Total net expenses                                                                                              1,672,371
                                                                                                                ---------
Investment income (loss) -- net                                                                                  (164,489)
                                                                                                                 --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                              11,848,246
   Foreign currency transactions                                                                                  (69,406)
                                                                                                                  -------
Net realized gain (loss) on investments                                                                        11,778,840
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                           4,437,263
                                                                                                                ---------
Net gain (loss) on investments and foreign currencies                                                          16,216,103
                                                                                                               ----------
Net increase (decrease) in net assets resulting from operations                                               $16,051,614
                                                                                                              ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Partners International Aggressive Growth Fund
                                                                                           April 30, 2004     Oct. 31, 2003
                                                                                          Six months ended     Year ended
                                                                                             (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                             $   (164,489)    $     38,507
Net realized gain (loss) on investments                                                       11,778,840       (3,087,157)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                          4,437,263       33,029,377
                                                                                               ---------       ----------
Net increase (decrease) in net assets resulting from operations                               16,051,614       29,980,727
                                                                                              ----------       ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                                    (41,859)         (42,227)
      Class Y                                                                                        (49)             (21)
                                                                                                 -------          -------
Total distributions                                                                              (41,908)         (42,248)
                                                                                                 -------          -------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                                    26,255,630       35,925,845
   Class B shares                                                                              7,066,981       11,155,365
   Class C shares                                                                                440,168          795,715
   Class I shares                                                                              4,498,404               --
   Class Y shares                                                                                 45,100           38,440
Reinvestment of distributions at net asset value
   Class A shares                                                                                 40,938           39,075
   Class Y shares                                                                                     41               13
Payments for redemptions
   Class A shares                                                                            (11,248,800)     (20,326,843)
   Class B shares (Note 2)                                                                    (2,949,625)      (6,488,828)
   Class C shares (Note 2)                                                                      (211,509)        (417,063)
   Class I shares                                                                                    (53)              --
   Class Y shares                                                                                 (1,945)          (1,520)
                                                                                                  ------           ------
Increase (decrease) in net assets from capital share transactions                             23,935,330       20,720,199
                                                                                              ----------       ----------
Total increase (decrease) in net assets                                                       39,945,036       50,658,678
Net assets at beginning of period                                                            147,846,963       97,188,285
                                                                                             -----------       ----------
Net assets at end of period                                                                 $187,791,999     $147,846,963
                                                                                            ============     ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Partners International Aggressive Growth Fund

(Unaudited as to April 30, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of foreign issuers that offer strong growth potential.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. As of April 30, 2004, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Funds owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
21 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2004 SEMIANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with the procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

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22 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2004 SEMIANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of April 30, 2004, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

--------------------------------------------------------------------------------
23 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2004 SEMIANNUAL REPORT

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 1.00% to 0.875% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $1,823 for the six months ended April 30, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.08% to 0.055% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has Subadvisory Agreements with American Century Investment Management, Inc. and Liberty Wanger Asset Management, L.P. New investments in the Fund, net of any redemptions, are allocated to the subadvisers in equal portions. However, each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

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24 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2004 SEMIANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AEFC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $462,550 for Class A, $16,852 for Class B and $139 for Class C for the six months ended April 30, 2004.

For the six months ended April 30, 2004, AEFC and its affiliates waived certain fees and expenses to 1.75% for Class A, 2.51% for Class B, 2.50% for Class C, 1.26% for Class I and 1.57% for Class Y. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2004. Under this agreement, net expenses will not exceed 1.75% for Class A, 2.52% for Class B, 2.52% for Class C, 1.36% for Class I and 1.58% for Class Y of the Fund's average daily net assets.

During the six months ended April 30, 2004, the Fund's custodian and transfer agency fees were reduced by $401 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

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25 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2004 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $102,672,520 and $82,581,095, respectively, for the six months ended April 30, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadvisers were $15,481 for the six months ended April 30, 2004.

Income from securities lending amounted to $1,538 for the six months ended April 30, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                              Six months ended April 30, 2004
                                              Class A      Class B       Class C     Class I*    Class Y
Sold                                        4,138,311    1,139,434        70,244      681,636      6,760
Issued for reinvested distributions             6,756           --            --           --          7
Redeemed                                   (1,768,729)    (468,424)      (33,375)          (8)      (294)
                                           ----------     --------       -------           --       ----
Net increase (decrease)                     2,376,338      671,010        36,869      681,628      6,473
                                            ---------      -------        ------      -------      -----

* Inception date was March 4, 2004.

                                                                 Year ended Oct. 31, 2003
                                              Class A      Class B       Class C      Class I    Class Y
Sold                                        7,423,469    2,336,833       168,138          N/A      7,045
Issued for reinvested distributions             8,607           --            --          N/A          3
Redeemed                                   (4,267,141)  (1,346,689)      (88,331)         N/A       (294)
                                           ----------   ----------       -------        -----       ----
Net increase (decrease)                     3,164,935      990,144        79,807          N/A      6,754
                                            ---------      -------        ------        -----      -----

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26 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2004 SEMIANNUAL REPORT

5. FORWARD FOREIGN CURRENCY CONTRACTS

As of April 30, 2004, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange date           Currency to                Currency to                Unrealized          Unrealized
                       be delivered                be received               appreciation        depreciation
May 3, 2004                  97,921                     82,647               $1,090                $   --
                        U.S. Dollar     European Monetary Unit
May 3, 2004                  37,301                     31,496                  431                    --
                        U.S. Dollar     European Monetary Unit
May 3, 2004                 221,575                    187,062                2,525                    --
                        U.S. Dollar     European Monetary Unit
May 3, 2004                  98,507                     83,164                1,123                    --
                        U.S. Dollar     European Monetary Unit
May 3, 2004                  48,577                    373,675                  345                    --
                        U.S. Dollar              Swedish Krona
May 4, 2004                 385,877                     62,098                   --                    38
                       Danish Krone                U.S. Dollar
May 4, 2004                 193,168                    161,877                  761                    --
                        U.S. Dollar     European Monetary Unit
May 4, 2004                  26,739                     22,320                   --                    --
                        U.S. Dollar     European Monetary Unit
May 4, 2004                  20,036                     11,288                   29                    --
                        U.S. Dollar              British Pound
May 4, 2004                 149,724                     84,343                  205                    --
                        U.S. Dollar              British Pound
May 4, 2004                  24,037                    183,859                   34                    --
                        U.S. Dollar              Swedish Krona
May 5, 2004                   4,536                      2,558                   10                    --
                        U.S. Dollar              British Pound
May 6, 2004               5,476,973                     50,052                  484                    --
                       Japanese Yen                U.S. Dollar
May 6, 2004               4,912,716                     44,849                  387                    --
                       Japanese Yen                U.S. Dollar
May 6, 2004               7,698,922                     70,130                  453                    --
                       Japanese Yen                U.S. Dollar
May 6, 2004                  31,214                  3,419,224                   --                   269
                        U.S. Dollar               Japanese Yen
May 6, 2004                  41,195                  4,512,552                   --                   356
                        U.S. Dollar               Japanese Yen
May 7, 2004               2,444,866                     22,250                  123                    --
                       Japanese Yen                U.S. Dollar
May 7, 2004                  50,590                  5,568,312                   --                   194
                        U.S. Dollar               Japanese Yen
May 7, 2004                  41,315                  4,539,669                   --                   228
                        U.S. Dollar               Japanese Yen
May 7, 2004                  51,368                  5,643,847                   --                   289
                        U.S. Dollar               Japanese Yen
                                                                             ------                ------
Total                                                                        $8,000                $1,374
                                                                             ------                ------

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27 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2004 SEMIANNUAL REPORT

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 2004.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $11,062,744 as of Oct. 31, 2003 that will expire in 2010 and 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

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28 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2004 SEMIANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004(h)      2003       2002       2001(b)
Net asset value, beginning of period                                          $5.80        $4.56      $5.25      $5.14
Income from investment operations:
Net investment income (loss)                                                   (.01)         .01        .01         --
Net gains (losses) (both realized and unrealized)                               .64         1.23       (.70)       .11
Total from investment operations                                                .63         1.24       (.69)       .11
Net asset value, end of period                                                $6.43        $5.80      $4.56      $5.25

Ratios/supplemental data
Net assets, end of period (in millions)                                        $136         $109        $72        $15
Ratio of expenses to average daily net assets(c),(e)                          1.75%(d)     1.75%      1.72%      1.75%(d)
Ratio of net investment income (loss) to average daily net assets               --%(d)      .23%       .29%     (1.12%)(d)
Portfolio turnover rate (excluding short-term securities)                       50%         116%       141%         8%
Total return(f)                                                              10.90%(g)    27.26%    (13.14%)     2.14%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.81% for the six months ended April 30, 2004 and 2.05%, 2.35% and 9.34% for the periods ended Oct. 31, 2003, 2002 and 2001, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
29 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004(h)      2003       2002       2001(b)
Net asset value, beginning of period                                          $5.71        $4.53      $5.25      $5.14
Income from investment operations:
Net investment income (loss)                                                     --         (.02)      (.01)        --
Net gains (losses) (both realized and unrealized)                               .60         1.20       (.71)       .11
Total from investment operations                                                .60         1.18       (.72)       .11
Net asset value, end of period                                                $6.31        $5.71      $4.53      $5.25

Ratios/supplemental data
Net assets, end of period (in millions)                                         $44          $36        $24         $1
Ratio of expenses to average daily net assets(c),(e)                          2.51%(d)     2.52%      2.52%      2.52%(d)
Ratio of net investment income (loss) to average daily net assets             (.78%)(d)    (.52%)     (.46%)    (1.80%)(d)
Portfolio turnover rate (excluding short-term securities)                       50%         116%       141%         8%
Total return(f)                                                              10.51%(g)    26.05%    (13.71%)     2.14%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.58% for the six months ended April 30, 2004 and 2.82%, 3.12% and 10.11% for the periods ended Oct. 31, 2003, 2002 and 2001, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
30 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2004 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004(h)      2003       2002       2001(b)
Net asset value, beginning of period                                          $5.71        $4.52      $5.25      $5.14
Income from investment operations:
Net investment income (loss)                                                     --         (.02)      (.01)        --
Net gains (losses) (both realized and unrealized)                               .60         1.21       (.72)       .11
Total from investment operations                                                .60         1.19       (.73)       .11
Net asset value, end of period                                                $6.31        $5.71      $4.52      $5.25

Ratios/supplemental data
Net assets, end of period (in millions)                                          $3           $2         $1        $--
Ratio of expenses to average daily net assets(c),(e)                          2.50%(d)     2.52%      2.52%      2.52%(d)
Ratio of net investment income (loss) to average daily net assets             (.77%)(d)    (.52%)     (.41%)    (1.92%)(d)
Portfolio turnover rate (excluding short-term securities)                       50%         116%       141%         8%
Total return(f)                                                              10.51%(g)    26.27%    (13.90%)     2.14%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.56% for the six months ended April 30, 2004 and 2.82%, 3.12% and 10.11% for the periods ended Oct. 31, 2003, 2002 and 2001, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
31 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2004 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                            2004(b)
Net asset value, beginning of period                                   $6.62
Income from investment operations:
Net investment income (loss)                                              --
Net gains (losses) (both realized and unrealized)                       (.16)
Total from investment operations                                        (.16)
Net asset value, end of period                                         $6.46

Ratios/supplemental data
Net assets, end of period (in millions)                                   $4
Ratio of expenses to average daily net assets(c),(e)                   1.26%(d)
Ratio of net investment income (loss) to average daily net assets      3.40%(d)
Portfolio turnover rate (excluding short-term securities)                50%
Total return(f)                                                       (2.42%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 1.30% for the period ended April 30, 2004.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
32 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004(h)      2003       2002       2001(b)
Net asset value, beginning of period                                          $5.82        $4.57      $5.25      $5.14
Income from investment operations:
Net investment income (loss)                                                     --          .02        .01         --
Net gains (losses) (both realized and unrealized)                               .63         1.23       (.69)       .11
Total from investment operations                                                .63         1.25       (.68)       .11
Net asset value, end of period                                                $6.45        $5.82      $4.57      $5.25

Ratios/supplemental data
Net assets, end of period (in millions)                                         $--          $--        $--        $--
Ratio of expenses to average daily net assets(c),(e)                          1.57%(d)     1.56%      1.52%      1.58%(d)
Ratio of net investment income (loss) to average daily net assets              .40%(d)      .28%       .41%      (.99%)(d)
Portfolio turnover rate (excluding short-term securities)                       50%         116%       141%         8%
Total return(f)                                                              10.90%(g)    27.47%    (12.94%)     2.14%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.65% for the six months ended April 30, 2004 and 1.88%, 2.18% and 9.17% for the periods ended Oct. 31, 2003, 2002 and 2001, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
33 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2004 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

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34 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2004 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R) Partners
      International
                Core
                   Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                  April 30, 2004

AXP Partners International Core Fund seeks to provide shareholders with long-term growth of capital.

(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Partners Funds                                                        (R)

Table of Contents

Fund Snapshot                                                         3

Questions & Answers
   with Portfolio Management                                          4

Investments in Securities                                            12

Financial Statements                                                 20

Notes to Financial Statements                                        23

Proxy Voting                                                         34

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the
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2   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 SEMIANNUAL REPORT

Fund Snapshot
        AS OF APRIL 30, 2004

PORTFOLIO MANAGERS

The Boston Company

Portfolio managers                        Since       Years in industry
D. Kirk Henry, CFA                        10/02              22
Clifford A. Smith, CFA                    10/02               9

Putnam Investments

Portfolio managers                        Since       Years in industry
Simon Davis                               10/03               7
Joshua Byrne                              10/03              11

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates
A: 10/3/02      B: 10/3/02      C: 10/3/02      Y: 10/3/02

Ticker symbols
A: AAICX        B: APCBX        C: --           Y: --

Total net assets                                         $111.1 million

Number of holdings                                                  248

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND   GROWTH
          X              LARGE
                         MEDIUM  SIZE
                         SMALL

COUNTRY COMPOSITION

Percentage of portfolio assets

(pie chart)

Japan 22.6%
United Kingdom 20.2%
Switzerland 9.7%
France 8.9%
Germany 6.0%
Netherlands 3.4%
South Korea 3.4%
Italy 3.1%
Spain 2.4%
United States 2.2%
Australia 2.1%
Singapore 2.1%
Ireland 1.7%
Finland 1.6%
Sweden 1.6%
Belgium 1.3%
Canada 1.0%
Hong Kong 1.0%
Other* 5.7%

* Includes Bermuda, Brazil, Denmark, Greece, Luxembourg, Mexico, New Zealand, Norway, Portugal, Russia, South Africa and Taiwan.

TOP TEN HOLDINGS

Percentage of portfolio assets

Total (France)                                                       2.9%
iShares MSCI Index Fund (United States)                              2.2
UBS (Switzerland)                                                    2.1
Vodafone Group (United Kingdom)                                      2.0
Nestle (Switzerland)                                                 2.0
Canon (Japan)                                                        1.9
Samsung Electronics (South Korea)                                    1.8
Novartis (Switzerland)                                               1.6
Diageo (United Kingdom)                                              1.6
GlaxoSmithKline (United Kingdom)                                     1.4

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

International investing involves special risks, such as political instability and currency fluctuations.

Fund holdings are subject to change.

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3   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

                            WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP Partners International Core Fund's portfolio is managed by two money management firms that each invest a portion of Fund assets in a blend of growth and value stocks of foreign companies to seek long-term growth of capital. For the six months ended April 30, 2004, the Fund's Class A shares rose 10.79%, excluding sales charge, underperforming its benchmark, the MSCI EAFE Index, which gained 12.58%. The Fund also slightly underperformed its peer group, as represented by the Lipper International Funds Index, which advanced 10.98% for the period. As of April 30, 2004, The Boston Company Asset Management, LLC (The Boston Company) and Putnam Investments (Putnam) each managed half of the Fund's portfolio.

On April 8, 2004, Putnam Investments settled a misconduct claim with the Securities Exchange Commission and state securities regulators related to improper mutual fund trading. Putnam agreed to pay a $50 million fine, limit trading by its employees and appoint a compliance director. For more information, visit www.putnam.com.

Q: What factors affected performance the most for your portion of AXP Partners International Core Fund for the semiannual period ended April 30, 2004?

     The Boston Company: Our portion of the Fund outperformed the MSCI EAFE Index for the semiannual period. This was

(bar chart)
                          PERFORMANCE COMPARISON
               For the six-month period ended April 30, 2004
15%
                                     (bar 2)
12%            (bar 1)               +12.58%              (bar 3)
               +10.79%                                    +10.98%
 9%

 6%

 3%

 0%

(bar 1) AXP Partners International Core Fund Class A (excluding sales charge) (bar 2) MSCI EAFE Index(1) (unmanaged)
(bar 3) Lipper International Funds(2)

(1) Morgan Stanley Capital International EAFE Index (MSCI EAFE), an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper International Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We continue to favor Asian over European equity markets, both developed and emerging.(end callout quote)

-- Putnam

    primarily due to our ongoing research focus on identifying companies with carefully crafted business models that emphasize organic growth, cost control, and efficient asset utilization, regardless of world events.

    That said, most international equity markets were in the midst of a rally at the end of 2003, which continued into the first two months of 2004. A surge in the euro, combined with positive local returns throughout the European continent, offset marginal performance in Asian equities during these months. The U.S. dollar

AVERAGE ANNUAL TOTAL RETURNS

                             Class A               Class B                 Class C                      Class Y
(Inception dates)           (10/3/02)             (10/3/02)               (10/3/02)                    (10/3/02)
                        NAV(1)     POP(2)     NAV(1)    After CDSC(3)   NAV(1)    After CDSC(4)   NAV(5)     POP(5)
as of April 30, 2004
6 months*               +10.79%     +4.42%    +10.29%       +6.29%      +10.42%       +9.42%      +10.88%    +10.88%
1 year                  +35.34%    +27.55%    +34.18%      +30.18%      +34.34%      +34.34%      +35.40%    +35.40%
Since inception         +23.87%    +19.29%    +22.86%      +20.58%      +22.94%      +22.94%      +24.08%    +24.08%

as of March 31, 2004
6 months*               +18.66%    +11.83%    +17.99%      +13.99%      +18.12%      +17.12%      +18.74%    +18.74%
1 year                  +51.71%    +42.99%    +50.49%      +46.49%      +50.66%      +50.66%      +52.06%    +52.06%
Since inception         +27.33%    +22.37%    +26.25%      +23.84%      +26.34%      +26.34%      +27.55%    +27.55%

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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5   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Most European companies continued to post solid profits despite disappointing local consumption and euro strength.(end callout quote)

-- The Boston Company

    fell to an all-time low against the euro and a three-year low against the yen.

    During the first four months of the semiannual period, European equity market performance was influenced more by company specific events and future earnings guidance than by macroeconomic events. In fact, most European companies continued to post solid profits despite disappointing local consumption and euro strength. The promise of structural reform inspired investors to reconsider Germany as an attractive market, as its Parliament approved the first phase of a plan to improve Germany's economic competitiveness. Positive announcements from the pharmaceutical sector lifted Switzerland's equity market, however disappointing results from Nokia sent Finland's equity market down sharply.

    Elsewhere, Chinese authorities announced plans to reign in capital spending by lowering the allowable debt value for future cement, steel, and construction projects, theoretically reducing bank credit. Asia was the hardest hit by this news, as investors moved quickly to ward off market weakness caused by a possible slowdown in trade activity. Importantly, China acted decisively to improve public bank solvency while promoting expansion in capacity-constrained industries like energy and power generation.

    The major European markets were hit hard in March, limiting the MSCI EAFE Index's gain to 0.6% for the month. The Eurozone economy struggled to keep pace with global expansion due to sluggish local consumption. European industrial production increased a mere 0.6% annualized, compared to 2.7% in the U.S. and 4.9% in Japan. Conditions were especially weak in Germany, where unemployment topped 10% and business surveys indicated a decline in sentiment. French voters voiced widespread frustration with its incumbent government's economic policy by voting an overwhelming victory for opposition candidates in its regional elections. At the same time, the United Kingdom was largely immune to the continent's economic malaise and reported solid 2003 economic growth that mirrored the consumer-led U.S. recovery. In a preemptive strike against a possible residential real estate bubble, the Bank of England tightened its monetary policy in March. In Asia, Japan was the main story, as the nation's economy continued to

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6   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

    accelerate on expectations that near-term domestic business investment and consumer spending would help to sustain its economic expansion. Indeed, there were signs that the local picture in Japan was improving. It appeared that deflation in Japan had subsided, consumer product shipments had risen, and employment had increased.

    April was another challenging month for the international equity markets, with the MSCI EAFE Index actually declining 2.3% in U.S. dollar terms. Macroeconomic developments in the world's main growth markets overshadowed strong first quarter corporate earnings. In an effort to control supernatural growth and prevent inflation, the Chinese government moved to tighten its monetary policy, while U.S. Federal Reserve Board Chairman Alan Greenspan alluded to a marked decline in price deflation. Sentiment among many anticipated that the Federal Reserve Board would increase interest rates as early as its next meeting in June. Investors rotated away from a wide range of international investments during the month, as expectations for higher interest rates strengthened the U.S. dollar, thereby diminishing local gains in several developed international equity markets.

    Putnam: Our portion of the Fund underperformed the MSCI EAFE Index for the six months ended April 30, 2004. Top-down country allocations boosted portfolio performance, but unfavorable stock selection and, to a lesser degree, sector allocation detracted from the Fund's semiannual returns. A lingering investor preference for smaller-cap securities also continued to hurt the portfolio, which has an inherent larger-cap focus.

    Lower-than-index positions in Norway and Hong Kong coupled with a greater-than-index position in the outperforming Swiss market contributed to performance for the semiannual period. Only partially offsetting this was an unfavorable lower-than-index position in the strongly-performing Spanish market.

    Stock selection was favorable in South Korea, where the Fund's larger-than-index position in Samsung Electronics was the top contributor to performance for the semiannual period. A higher-than-index position in Sweden's Ericsson also contributed to the Fund's gains.

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7   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

    However, these positives were not enough to outweigh the effect of stock selection within the United Kingdom, Japan, and Germany. Larger-than-index positions in HSBC, the U.K.'s largest banking company, and AstraZeneca, a large U.K. pharmaceutical firm, hampered returns. Higher-than-index positions in Japan's NTT DoCoMo, the mobile phone market leader, and Olympus were also primary detractors from performance. Over the semiannual period, companies with healthy balance sheets and strong competitive niches lagged other less desirable stocks in Japan. Within Germany, greater-than-index positions in Siemens, Europe's largest electronics and electrical engineering firm, and BMW, the auto maker, weighed on returns.

    From a sector perspective, less-than-index positions in the lagging financial and conglomerates areas were favorable. So, too, was stock selection within the technology and energy sectors. Besides Samsung Electronics and Ericsson, STMicroelectronics was a strong performer for the Fund in the technology sector. In energy, Petrobras and Total made positive contributions. However, less-than-index positions in the energy and utilities sectors were unfavorable as was stock selection within the financial and communication services sectors. In addition to the greater-than-index position in HSBC, underperformance stemmed from the Fund's less-than-index exposure to several outperforming Japanese banks that seemed to be emerging from near-insolvency. These included UFJ Holdings, Mizuho Financial, and Sumitomo Mitsui. Within the communication services sector, higher-than-index positions in China Unicom and KT Corp. coupled with the aforementioned position in NTT DoCoMo, hampered the Fund's semiannual returns.

Q: What changes did you make to the portfolio and how is it currently positioned?

    The Boston Company: During the semiannual period, we sold the portfolio's position in pharmaceutical company Aventis and purchased acquirer Sanofi-Synthelabo once the company proposed a more generous bid to ward off rival Novartis. The merged company's combined revenues are expected to be the highest among European pharmaceuticals and third in the world. There is very little product overlap between the two companies, and the combined pipeline is anticipated to include lucrative therapeutics in oncology and cardiovascular disease.

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8   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

    We also found interesting investment opportunities created by European telecommunications companies' restructured indebted balance sheets, reduced operating costs, and divested non-core assets. For example, we established a position in France Telecom, which provides fixed, mobile, and broadband services to European markets. The company was trading at an attractive valuation and had significantly reduced its leverage.

    We also established a position for the portfolio in Amcor, a packaging company in Australia that has struggled with U.S. dollar weakness and economic stagnation in Europe. However, we believe firmer foreign exchange markets and a restructuring program aimed at reducing costs should complement an expected rebound in the company's top line growth.

    Based on our equally important sell discipline, we continued to expeditiously take profits as markets advanced. We sold the portfolio's position in Portugal Telecom on strength, after the company reported an increase in domestic mobile revenue and rising subscription rates in its Brazilian subsidiary. We reduced the position in Japan's Murata Manufacturing to lower the portfolio's price risk. Demand for miniaturized electronic components fueled gains in Murata's shares during the semiannual period. The company has almost a 70% market share in key segments, leading several analysts to upgrade the stock on expected earnings strength. Similarly, we reduced the portfolio's positions in Sapiem, an oilfield services company, and Hunter Douglas, famous for its shutters and window treatments, on price strength.

    Putnam: We increased our portion of the Fund's higher-than-index position in the technology sector. We added to the portfolio's holdings in Samsung Electronics and in Taiwan Semiconductor. Additionally, we added to the Fund's positions in Roche and Novartis in an effort to narrow its less-than-index position in the healthcare sector. Similarly, we added to BP, one of the portfolio's top oil investments. Among cyclicals, we sold the Fund's positions in Hilton Group and GUS, initiated a position in Accor SA, and added to its position in WPP Group. Finally, we trimmed the Fund's significantly greater-than-index position to HSBC and redeployed those assets into Barclays and Allianz as their valuations became attractive.

    At the end of the semiannual period, our portion of the Fund's biggest position was in technology. At the same time, we have attempted to minimize risk in the sector by emphasizing market-leading

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9   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

    companies with solid underlying fundamentals and reasonable valuations. The Fund's other greater-than-index positions were in the transportation sector, where we favored railroads, and in the communications services industry, where we were focused on wireless providers.

    Our portion of the Fund's most significant lower-than-index position at the end of April 2004 was in financials. The Fund's position in this sector stemmed from our wariness of banks and insurers. Our avoidance of European financials, in particular, was based primarily on our macroeconomic concerns about the region. In Japan, we did add two financial companies, including a bank, to the portfolio during the semiannual period but struggled to find many Japanese financials that met our criteria.

    The Fund held a small position in the conglomerates sector and maintained lower-than-index positions in many of the larger electric utilities, such as
    E. On, Tokyo Electric Power, and National Grid Transco. In health care, the Fund held lower-than-index positions in pharmaceuticals, especially in Europe, where we remained cautious about current product pipelines at the largest drug makers as well as the impact of generic drugs.

    Among regions, our portion of the Fund had significantly lower-than-index positions in Europe and Japan and a greater-than-index position in the rest of Asia. We also maintained an exposure to emerging markets equities, especially in South Korea and Taiwan.

Q:  How do you intend to manage the Fund in the coming months?

    The Boston Company: As we move forward, near-term elections and geopolitical events could momentarily influence equity market direction, regardless of company fundamentals. Recently, we have observed a pullback in emerging economies in anticipation of slowing demand from China and higher U.S. interest rates. Developed equity markets have also reacted to events in China, notwithstanding the advantages of a moderate growth scenario orchestrated by the government's crackdown on excessive expansion. Clearly, it takes several quality organizations in various locations to keep global economic growth on track. Thus, as always, we remain committed to canvassing a broad range of countries and industries to uncover the most compelling investments. Regardless of market conditions and economic forecasts, we remain focused on trying to control price risk by seeking companies that are inefficiently priced, well managed, and financially sound.

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10   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

    Putnam: Recently, some outperforming equities markets, like Asia ex-Japan, experienced corrections, as investors came to grips with the growing likelihood of interest rate hikes. We believe that interest rates will eventually inch higher, an increasingly widespread assumption that is already being priced into international equities. However, we believe short-term rates will rise faster than long-term rates, resulting in a flatter yield curve. As a result, we are concentrating on longer-duration sectors. Despite a possible economic slowdown, we believe capital expenditures will improve, given their current historically low levels.

    Even with all that, we expect the overall trend of international stock outperformance versus U.S. equity markets to continue. We continue to favor Asian over European equity markets, both developed and emerging. A strong euro, unfavorable technicals, and a sluggish regional economy make current European valuation levels questionable. Asian markets have been bolstered by the region's economic dynamism.

    We also continue to favor select emerging markets. Many companies in these countries report faster growth and better profitability than their developed-market counterparts, yet still trade at a lower valuation. Accelerating global growth and supply/demand imbalances should, in our view, continue to pressure commodity prices upward, benefiting many commodity-rich emerging economies.

    Our biggest fear is that a prolonged period of economic uncertainty will produce markets with no coherent patterns, indiscriminately punishing sectors and industries. From a macroeconomic standpoint, we are also concerned about the potentially far-reaching effect of a decline in growth in China, especially given the degree to which this nation has recently been a key driver of world economic expansion.

    Overall, we continue to assess prospects for global growth in light of mixed, albeit recently more positive, economic signals. Our focus in the Fund remains on stocks of companies with healthy balance sheets and proven products that are gaining market share.

The views expressed are exclusively those of Putnam Investments as of the date of this report. There can be no assurance or guarantee that Putnam's expectations for future capital markets developments will be realized.

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11   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 SEMIANNUAL REPORT

Investments in Securities

AXP Partners International Core Fund

April 30, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (96.2%)(c)
Issuer                                             Shares            Value(a)

Australia (2.0%)

Banks and savings & loans (0.5%)
Australia & New Zealand
  Banking Group                                      4,564           $61,150
Natl Australia Bank                                 22,780           484,362
Total                                                                545,512

Energy (0.4%)
Santos                                             105,700           490,368

Insurance (0.3%)
AMP                                                 80,771           336,254

Media (0.2%)
John Fairfax Holdings                               36,800            88,947
News ADR                                             2,674            97,761
Total                                                                186,708

Metals (0.1%)
BHP Billiton                                        16,387           135,612

Paper & packaging (0.3%)
Amcor                                               70,377           352,392

Retail -- general (0.2%)
Woolworths                                          22,350           190,281

Belgium (1.3%)

Banks and savings & loans (0.3%)
Dexia                                               21,000           344,161

Beverages & tobacco (0.2%)
Interbrew                                            8,977           269,506

Insurance (0.8%)
Fortis                                              37,400           814,558

Utilities -- electric (--%)
Electrabel                                              27             8,860

Bermuda (0.5%)

Insurance
ACE                                                  3,300           144,672
XL Capital Cl A                                      5,600           427,560
Total                                                                572,232

Brazil (0.7%)

Banks and savings & loans (0.1%)
Banco Itau Holding Financeria ADR                    2,400            95,136

Beverages & tobacco (--%)
Companhia de Bebidas
  das Americas ADR                                   2,278            42,735

Energy (0.3%)
Petroleo Brasileiro ADR                              9,300           268,770

Metals (0.1%)
Companhia Vale do Rio Doce ADR                       3,935           163,556

Utilities -- telephone (0.2%)
Telecomunicacoes Brasileiras ADR                     8,600           246,046

Canada (1.0%)

Banks and savings & loans (0.4%)
Canadian Imperial
  Bank of Commerce                                   7,574           371,024

Energy (0.1%)
Imperial Oil                                         3,600           157,874

Energy equipment & services (--%)
Canadian Natural Resources                             500            27,486

Financial services (--%)
Bank of Montreal                                       623            23,574

Industrial transportation (0.4%)
Canadian Natl Railway                                9,313           351,037

See accompanying notes to investments in securities.

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12   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 SEMIANNUAL REPORT

Issuer                                             Shares            Value(a)

Canada (cont.)

Insurance (--%)
Sun Life Financial                                   1,200           $31,802

Lodging & gaming (--%)
Four Seasons Hotels                                    300            16,109

Metals (--%)
Alcan                                                  500            20,115

Telecom equipment & services (0.1%)
Nortel Networks                                     26,300(b)         99,517

Denmark (0.7%)

Banks and savings & loans
Danske Bank                                         34,287           770,190

Finland (1.5%)

Financial services (0.3%)
Sampo Cl A                                          35,900           343,635

Paper & packaging (0.4%)
UPM - Kymmene                                       22,100           407,197

Telecom equipment & services (0.8%)
Nokia                                               44,271           622,650
Nokia ADR                                           23,250           325,733
Total                                                                948,383

France (8.5%)

Automotive & related (0.5%)
Michelin Cl B                                        8,910           416,719
PSA Peugeot Citroen                                  3,152           169,245
Total                                                                585,964

Banks and savings & loans (0.8%)
BNP Paribas                                         14,913           895,075

Beverages & tobacco (0.3%)
LVMH Moet Hennessy Louis Vuitton                     5,407           380,882

Chemicals (0.1%)
L'Air Liquide                                          366            64,060

Electronics (0.7%)
Thomson                                             38,400           740,651

Energy (2.7%)
Total                                               16,919         3,127,498

Food (--%)
Groupe Danone                                          149            24,955

Insurance (0.2%)
Assurances Generales
  de France (AFG)                                    2,900           177,010

Lodging & gaming (0.2%)
Accor                                                5,067           213,188

Machinery (0.5%)
Schneider Electric                                   7,564           509,266

Media (0.4%)
Societe Television Farancaise 1                     14,289           441,136

Multi-industry (1.0%)
Sanofi-Synthelabo                                    6,400           406,361
Societe Generale Cl A                                4,555           379,254
Veolia Environnement                                12,013           319,349
Total                                                              1,104,964

Retail -- general (0.2%)
Pinault-Printemps-Redoute                            2,571           265,193

Retail -- grocery (0.5%)
Carrefour                                           10,930           506,874

Utilities -- telephone (0.4%)
France Telecom                                      18,600(b)        448,553

Germany (5.7%)

Airlines (0.3%)
Deutsche Lufthansa                                  20,400           327,485

Automotive & related (1.1%)
Bayerische Motoren Werke                            12,944           557,784
Volkswagen                                          12,400           545,928
Total                                                              1,103,712

Banks and savings & loans (0.3%)
Deutsche Bank                                        3,700           304,741

Chemicals (0.6%)
BASF                                                13,193           680,256

See accompanying notes to investments in securities.
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13   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 SEMIANNUAL REPORT

Issuer                                             Shares            Value(a)

Germany (cont.)

Computer software & services (--%)
T-Online Intl                                        4,807(b)        $52,232

Electronics (0.9%)
Infineon Technologies                                1,900(b)         24,333
Siemens                                             13,693           988,353
Total                                                              1,012,686

Financial services (--%)
Deutsche Boerse                                        367            20,172

Health care products (0.4%)
Schering                                             9,200           483,297

Industrial transportation (0.5%)
Deutsche Post                                       23,600           519,937

Insurance (0.2%)
Allianz                                              2,500           265,087

Miscellaneous (0.2%)
Medion                                               4,100           174,271

Retail -- general (0.4%)
KarstadtQuelle                                      21,100           448,175

Utilities -- electric (0.8%)
E.On                                                12,800           847,992

Utilities -- telephone (--%)
Deutsche Telekom                                     2,300(b)         39,678

Greece (0.4%)

Utilities -- telephone
Hellenic Telecommunications
  Organization                                      31,200           453,764

Hong Kong (0.9%)

Banks and savings & loans (0.2%)
Bank of East Asia                                   47,478           138,798
Dah Sing Financial Group                             4,400            31,593
Total                                                                170,391

Industrial transportation (0.2%)
MTR                                                133,022           202,114

Multi-industry (0.2%)
Swire Pacific Cl A                                  41,800           273,339

Utilities -- electric (--%)
CLP Holdings                                         3,000            15,963

Utilities -- telephone (0.3%)
China Mobile                                       136,000           359,221

Ireland (1.6%)

Banks and savings & loans (1.1%)
Allied Irish Banks                                  22,057           317,884
Bank of Ireland                                     77,003           932,643
Total                                                              1,250,527

Building materials & construction (0.5%)
CRH                                                 25,642           543,728

Italy (3.0%)

Aerospace & defense (0.5%)
Finmeccanica                                       690,800           527,168

Banks and savings & loans (1.2%)
Banche Popolari Unite Scri                           9,950(b)        169,146
San Paolo-IMI                                       20,250           236,045
UniCredito Italiano                                204,644           953,685
Total                                                              1,358,876

Energy (0.7%)
Eni                                                 36,569           743,011
Saipem                                               1,300            12,179
Total                                                                755,190

Media (0.4%)
Mediaset                                            36,418           399,203

Textiles & apparel (0.2%)
Benetton Group                                      20,600           241,359

Utilities -- telephone (--%)
Telecom Italia                                       8,678            27,810

Japan (21.7%)

Automotive & related (2.7%)
Bridgestone                                          2,000            33,810
Fuji Heavy Inds                                     48,200           231,622
Honda Motor                                         32,700         1,310,959
Toyota Motor                                        40,400         1,458,787
Total                                                              3,035,178

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
14   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 SEMIANNUAL REPORT

Issuer                                             Shares            Value(a)

Japan (cont.)

Banks and savings & loans (1.9%)
77 Bank                                             71,000          $426,643
Acom                                                 1,960           139,417
Credit Saison                                       30,500           891,537
Mitsubishi Tokyo Financial Group                        27           239,946
Orix                                                 2,600           275,294
Sumitomo Mitsui Financial Group                          3            22,643
UFJ Holdings                                            26           160,706
Total                                                              2,156,186

Beverages & tobacco (--%)
Japan Tobacco                                            2            15,964

Building materials & construction (0.8%)
Rinnai                                              19,000           511,538
Sekisui House                                       34,600           366,353
Total                                                                877,891

Cellular telecommunications (0.8%)
NTT DoCoMo                                             473           937,439

Chemicals (1.3%)
Shin-Etsu Chemical                                  17,100           690,191
Sumitomo Bakelite                                   53,400           349,395
Sumitomo Chemical                                   83,000           383,077
Total                                                              1,422,663

Electronics (1.9%)
Alps Electric                                       25,000           359,729
Minebea                                             79,000           385,348
Murata Manufacturing                                 4,100           268,633
Omron                                                2,900            70,597
Rohm                                                 5,300           660,462
TDK                                                  4,500           320,905
Total                                                              2,065,674

Energy (0.2%)
Nippon Oil                                          31,000           170,570

Financial services (1.3%)
Aiful                                                4,550           461,176
Nomura Holdings                                     34,000           551,385
SFCG                                                 1,890           387,236
Total                                                              1,399,797

Health care products (1.1%)
Takeda Chemical Inds                                17,200           692,669
Yamanouchi Pharmaceutical                           16,300           542,842
Total                                                              1,235,511

Household products (1.5%)
Eisai                                               15,900           405,774
Kao                                                 39,000           930,000
Shiseido                                            31,000           380,697
Total                                                              1,716,471

Industrial transportation (0.9%)
East Japan Railway                                      71           362,389
Nippon Express                                     110,000           642,081
Total                                                              1,004,470

Leisure time & entertainment (0.5%)
Yamaha Motor                                        36,000           514,100

Machinery (1.0%)
Fuji Machine Mfg                                    10,700           125,592
Funai Electric                                       3,300           490,371
Mabuchi Motor                                        7,500           516,515
Total                                                              1,132,478

Media (0.7%)
Dentsu                                                  72           201,339
Nippon Telegraph & Telephone                            97           509,140
Toppan Printing                                      3,000            35,213
Total                                                                745,692

Metals (0.1%)
JFE Holdings                                         7,100           159,027

Multi-industry (3.1%)
Canon                                               39,000         2,043,529
Fuji Photo Film                                     21,000           674,661
Mitsui                                               3,000            24,706
Ricoh                                                8,000           159,276
Secom                                                6,000           256,833
Sohgo Security Services                             17,500           233,597
Sony                                                 1,000            38,643
Total                                                              3,431,245

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
15   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 SEMIANNUAL REPORT

Issuer                                             Shares            Value(a)

Japan (cont.)

Restaurants (0.4%)
Skylark                                             21,000          $411,448

Retail -- drugstores (0.4%)
Matsumotokiyoshi                                    14,200           429,213

Retail -- general (0.7%)
Lawson                                              13,600           509,539
Olympus                                             14,000           271,131
Total                                                                780,670

Retail -- grocery (0.1%)
Aeon                                                 3,600           157,683

Utilities -- electric (--%)
Kansai Electric Power                                1,400            24,465
Tokyo Electric Power                                   944            20,204
Total                                                                 44,669

Utilities -- natural gas (0.3%)
Tokyo Gas                                           83,000           307,213

Luxembourg (0.2%)

Metals
Arcelor                                             12,800           213,148

Mexico (0.9%)

Beverages & tobacco (0.3%)
Coca-Cola Femsa ADR                                 15,400(b)        327,404

Retail -- general (--%)
Wal-Mart de Mexico                                   4,804            14,022

Utilities -- telephone (0.6%)
Telefonos de Mexico ADR Cl L                        17,983           613,939

Netherlands (3.3%)

Banks and savings & loans (0.5%)
ABN AMRO Holding                                    14,158           307,677
ING Groep                                           11,407           244,341
Total                                                                552,018

Beverages & tobacco (0.2%)
Heineken                                             6,100           257,234

Chemicals (0.8%)
Akzo Nobel                                          11,950           435,209
DSM                                                  7,100           340,062
Total                                                                775,271

Energy (0.5%)
Royal Dutch Petroleum                               10,600           515,190

Household products (--%)
Hunter Douglas                                         445            21,308

Industrial services (0.4%)
Koninklijke (Royal) Philips
  Electronics                                       16,496           445,933

Industrial transportation (0.3%)
TPG                                                 17,418           375,393

Media (0.6%)
VNU                                                  5,619           157,115
Wolters Kluwer                                      31,781           534,934
Total                                                                692,049

New Zealand (0.4%)

Paper & packaging (0.1%)
Carter Holt Harvey                                 108,100           142,086

Utilities -- telephone (0.3%)
Telecom Corp of New Zealand                         75,772           268,429

Norway (0.3%)

Energy
Norsk Hydro                                          4,600           270,119
Statoil                                              3,116            38,934
Total                                                                309,053

Portugal (0.2%)

Utilities -- electric
EDP-Electricdade de Portugal                        95,700           261,399

Russia (0.2%)

Energy
Yukos ADR                                            5,596           249,022

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
16   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 SEMIANNUAL REPORT

Issuer                                             Shares            Value(a)

Singapore (2.1%)

Airlines (0.2%)
Singapore Airlines                                  43,000          $272,952

Banks and savings & loans (1.3%)
DBS Group Holdings                                 137,000         1,151,463
United Overseas Bank                                34,000           273,775
Total                                                              1,425,238

Engineering & construction (0.2%)
Singapore Technologies
  Engineering                                      155,000           172,182

Media (0.2%)
Singapore Press Holdings                            19,000           234,513

Telecom equipment & services (0.2%)
MobileOne                                          220,900           190,856

South Africa (0.3%)

Banks and savings & loans (0.2%)
Nedcor                                              26,605           227,936

Insurance (0.1%)
Old Mutual                                          70,500           121,248

Metals (--%)
Anglo American                                         524            10,572

South Korea (3.3%)

Banks and savings & loans (0.1%)
Kookmin Bank ADR                                     3,900           144,690

Electronics (1.8%)
Samsung Electronics                                  8,024(d)      1,887,646

Metals (0.3%)
POSCO ADR                                           11,045           339,634

Telecom equipment & services (0.2%)
SK Telecom ADR                                      13,287           268,397

Utilities -- electric (0.4%)
Korea Electric Power ADR                            51,571           484,252

Utilities -- telephone (0.5%)
KT ADR                                              28,134           520,479

Spain (2.3%)

Banks and savings & loans (0.2%)
Banco Bilbao Vizcaya Argentaria                      3,599            47,471
Banco de Sabadell                                    8,400           173,087
Banco Popular Espanol                                  601            33,141
Total                                                                253,699

Beverages & tobacco (0.4%)
Altadis                                             14,611           412,744

Energy (0.5%)
Repsol                                              16,500           347,306
Repsol ADR                                           8,700           181,656
Total                                                                528,962

Utilities -- electric (1.2%)
Endesa                                              39,000           714,379
Iberdrola                                           30,105           593,282
Total                                                              1,307,661

Utilities -- telephone (--%)
Telefonica                                           3,285            48,839

Sweden (1.6%)

Building materials & construction (0.3%)
SKF Cl B                                             9,801           336,187

Financial services (0.3%)
Investor Cl B                                       31,300           317,581

Furniture & appliances (0.1%)
Electrolux Cl B                                      4,400            86,984

Multi-industry (0.2%)
Securitas Cl B                                      16,831           242,388

Retail -- general (0.2%)
Hennes & Mauritz Cl B                               10,700           261,960

Telecom equipment & services (0.5%)
Telefonaktiebolaget
  LM Ericsson Cl B                                 181,660(b)        492,310

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
17   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 SEMIANNUAL REPORT

Issuer                                             Shares            Value(a)

Switzerland (9.4%)

Banks and savings & loans (2.8%)
Credit Suisse Group                                 21,013          $741,540
UBS                                                 31,302         2,227,398
Total                                                              2,968,938

Chemicals (0.9%)
Ciba Specialty Chemicals                             4,179           290,432
Clariant                                            31,300           397,595
Lonza Group                                          7,100           343,212
Total                                                              1,031,239

Food (1.9%)
Nestle                                               8,380         2,122,502

Health care products (2.5%)
Novartis                                            39,412         1,759,083
Roche Holding                                        8,095           850,131
Synthes                                                193           209,990
Total                                                              2,819,204

Insurance (0.8%)
Swiss Reinsurance                                    8,836           582,017
Zurich Financial Services                            2,108(b)        333,699
Total                                                                915,716

Multi-industry (0.1%)
Adecco                                               3,590           160,649

Retail -- general (0.4%)
Swatch Group                                         4,217           113,647
Swatch Group Cl B                                    2,258           300,340
Total                                                                413,987

Taiwan (0.6%)

Computer hardware (0.1%)
Compal Electronics                                 141,000           158,057

Electronics (0.5%)
Taiwan Semiconductor Mfg                           180,000           310,215
United Microelectronics ADR                         47,476           246,875
Total                                                                557,090

United Kingdom (19.5%)

Aerospace & defense (0.4%)
BAE Systems                                        123,200           459,353

Airlines (0.3%)
BAA                                                 35,500           328,145

Automotive & related (0.6%)
GKN                                                162,300           660,676

Banks and savings & loans (2.3%)
Barclays                                           112,220         1,014,368
Lloyds TSB Group                                    39,000           292,211
Royal Bank of Scotland Group                        40,627         1,222,661
Total                                                              2,529,240

Beverages & tobacco (1.8%)
Allied Domecq                                       36,000           287,811
Diageo                                             130,284         1,752,001
Total                                                              2,039,812

Building materials & construction (0.2%)
Aggregate Inds                                     106,079           166,881

Cellular telecommunications (2.0%)
Vodafone Group                                     893,951         2,177,051

Energy (1.6%)
BP                                                 104,580           906,270
Shell Transport & Trading                          130,000           898,933
Total                                                              1,805,203

Financial services (1.6%)
3i Group                                            33,424           358,270
HSBC Holdings                                       99,955         1,435,655
Total                                                              1,793,925

Food (0.5%)
Cadbury Schweppes                                   76,500           609,899

Health care products (2.5%)
AstraZeneca                                         27,578         1,292,728
GlaxoSmithKline                                     72,625         1,506,577
Total                                                              2,799,305

Household products (0.3%)
Reckitt Benckiser                                   11,059           288,193

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
18   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 SEMIANNUAL REPORT

Issuer                                             Shares            Value(a)

United Kingdom (cont.)

Industrial services (0.3%)
BOC Group                                           23,400          $377,066

Media (0.5%)
WPP Group                                           58,125           574,476

Metals (1.3%)
BHP Billiton                                        64,364           515,433
Rio Tinto                                           39,974           878,985
Total                                                              1,394,418

Multi-industry (0.4%)
Bunzl                                               56,751           475,400

Paper & packaging (0.3%)
Rexam                                               35,218           285,942

Retail -- general (0.6%)
Marks & Spencer Group                              132,800           652,131

Retail -- grocery (0.7%)
Sainsbury (J)                                      110,042           544,776
Tesco                                               55,629           245,979
Total                                                                790,755

Utilities -- electric (0.4%)
Scottish & Southern Energy                          38,021           461,275
Scottish Power                                       2,334            15,901
Total                                                                477,176

Utilities -- natural gas (0.4%)
BG Group                                             3,353            19,416
Centrica                                           106,900           415,205
Total                                                                434,621

Utilities -- telephone (0.5%)
BT Group                                           169,300           537,192

United States (2.1%)

Investment companies
iShares MSCI Index Fund                             17,274         2,364,811

Total common stocks
(Cost: $93,710,825)                                             $106,917,386

Preferred stock & other (0.1%)(c)
Issuer                                             Shares            Value(a)

Germany (0.1%)
Porsche                                                211          $130,818

South Africa (--%)
Nedcor
  Rights                                            11,000(b)         23,462

Total preferred stock & other
(Cost: $135,888)                                                    $154,280

Total investments in securities
(Cost: $93,846,713)(e)                                          $107,071,666

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2004, the value of these securities amounted to $1,887,646 or 1.7% of net assets.

(e) At April 30, 2004, the cost of securities for federal income tax purposes was approximately $93,847,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $14,361,000
     Unrealized depreciation                                      (1,136,000)
                                                                  ----------
     Net unrealized appreciation                                 $13,225,000
                                                                 -----------

--------------------------------------------------------------------------------
19   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners International Core Fund

April 30, 2004 (Unaudited)
Assets
Investments in securities, at value (Note 1)
   (identified cost $93,846,713)                                                                             $107,071,666
Cash in bank on demand deposit                                                                                  3,665,436
Foreign currency holdings (identified cost $1,481,817) (Note 1)                                                 1,477,419
Capital shares receivable                                                                                          83,654
Dividends and accrued interest receivable                                                                         389,900
Receivable for investment securities sold                                                                         885,345
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                                         536
                                                                                                                      ---
Total assets                                                                                                  113,573,956
                                                                                                              -----------
Liabilities
Capital shares payable                                                                                              2,829
Payable for investment securities purchased                                                                     2,358,470
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                                       1,312
Accrued investment management services fee                                                                          2,964
Accrued distribution fee                                                                                            1,189
Accrued transfer agency fee                                                                                           574
Accrued administrative services fee                                                                                   244
Other accrued expenses                                                                                             75,588
                                                                                                                   ------
Total liabilities                                                                                               2,443,170
                                                                                                                ---------
Net assets applicable to outstanding capital stock                                                           $111,130,786
                                                                                                             ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    164,869
Additional paid-in capital                                                                                     93,378,451
Excess of distributions over net investment income                                                               (556,172)
Accumulated net realized gain (loss)                                                                            4,932,573
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)                                 13,211,065
                                                                                                               ----------
Total -- representing net assets applicable to outstanding capital stock                                     $111,130,786
                                                                                                             ============
Net assets applicable to outstanding shares:                Class A                                          $ 84,638,682
                                                            Class B                                          $ 20,630,160
                                                            Class C                                          $  1,418,384
                                                            Class I                                          $  4,420,392
                                                            Class Y                                          $     23,168
Net asset value per share of outstanding capital stock:     Class A shares                   12,535,886      $       6.75
                                                            Class B shares                    3,082,565      $       6.69
                                                            Class C shares                      211,857      $       6.70
                                                            Class I shares                      653,198      $       6.77
                                                            Class Y shares                        3,426      $       6.76
                                                                                                  -----      ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 SEMIANNUAL REPORT

Statement of operations
AXP Partners International Core Fund

Six months ended April 30, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                                                      $1,264,217
Interest                                                                                                            1,213
   Less foreign taxes withheld                                                                                   (171,150)
                                                                                                                 --------
Total income                                                                                                    1,094,280
                                                                                                                ---------
Expenses (Note 2):
Investment management services fee                                                                                432,055
Distribution fee
   Class A                                                                                                         94,576
   Class B                                                                                                         87,083
   Class C                                                                                                          6,029
Transfer agency fee                                                                                                73,560
Incremental transfer agency fee
   Class A                                                                                                          5,721
   Class B                                                                                                          3,697
   Class C                                                                                                            268
Service fee -- Class Y                                                                                                 11
Administrative services fees and expenses                                                                          36,699
Compensation of board members                                                                                       5,542
Custodian fees                                                                                                     85,075
Printing and postage                                                                                               22,465
Registration fees                                                                                                  32,263
Audit fees                                                                                                          8,500
Other                                                                                                               3,650
                                                                                                                    -----
Total expenses                                                                                                    897,194
   Expenses waived/reimbursed by AEFC (Note 2)                                                                     (3,152)
                                                                                                                   ------
                                                                                                                  894,042
   Earnings credits on cash balances (Note 2)                                                                        (120)
                                                                                                                     ----
Total net expenses                                                                                                893,922
                                                                                                                  -------
Investment income (loss) -- net                                                                                   200,358
                                                                                                                  -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                               5,127,285
   Foreign currency transactions                                                                                   14,745
                                                                                                                   ------
Net realized gain (loss) on investments                                                                         5,142,030
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                           3,041,041
                                                                                                                ---------
Net gain (loss) on investments and foreign currencies                                                           8,183,071
                                                                                                                ---------
Net increase (decrease) in net assets resulting from operations                                                $8,383,429
                                                                                                               ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Partners International Core Fund
                                                                                          April 30, 2004      Oct. 31, 2003
                                                                                         Six months ended      Year ended
                                                                                            (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                          $    200,358         $   293,300
Net realized gain (loss) on investments                                                     5,142,030           2,112,988
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                       3,041,041           9,314,640
                                                                                            ---------           ---------
Net increase (decrease) in net assets resulting from operations                             8,383,429          11,720,928
                                                                                            ---------          ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                                (959,443)            (63,590)
      Class B                                                                                (153,692)             (4,045)
      Class C                                                                                 (10,500)               (313)
      Class Y                                                                                    (328)                (40)
   Net realized gain
      Class A                                                                              (1,798,554)            (11,690)
      Class B                                                                                (399,619)               (949)
      Class C                                                                                 (28,110)                (74)
      Class Y                                                                                    (576)                 (7)
                                                                                           ----------             -------
Total distributions                                                                        (3,350,822)            (80,708)
                                                                                           ----------             -------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                                 18,789,381          33,184,929
   Class B shares                                                                           7,209,774          11,992,775
   Class C shares                                                                             445,966             813,900
   Class I shares                                                                           4,499,515                  --
   Class Y shares                                                                                  --               2,000
Reinvestment of distributions at net asset value
   Class A shares                                                                           1,694,377              18,752
   Class B shares                                                                             545,618               4,926
   Class C shares                                                                              37,180                 340
   Class Y shares                                                                                 367                  16
Payments for redemptions
   Class A shares                                                                          (3,283,435)         (2,113,284)
   Class B shares (Note 2)                                                                 (1,263,523)         (1,248,245)
   Class C shares (Note 2)                                                                    (75,187)            (32,261)
   Class I shares                                                                                 (69)                 --
                                                                                           ----------             -------
Increase (decrease) in net assets from capital share transactions                          28,599,964          42,623,848
                                                                                           ----------          ----------
Total increase (decrease) in net assets                                                    33,632,571          54,264,068
Net assets at beginning of period                                                          77,498,215          23,234,147
                                                                                           ----------          ----------
Net assets at end of period                                                              $111,130,786         $77,498,215
                                                                                         ============         ===========
Undistributed (excess of distributions over) net investment income                       $   (556,172)        $   367,433
                                                                                         ------------         -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Partners International Core Fund

(Unaudited as to April 30, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of foreign issuers.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. As of April 30, 2004, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Funds owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
23   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 SEMIANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with the procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
24   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 SEMIANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of April 30, 2004, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
25   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 SEMIANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.97% to 0.845% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $28,028 for the six months ended April 30, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.08% to 0.055% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has Subadvisory Agreements with The Boston Company Asset Management, LLC and Putnam Investment Management, LLC. New investments in the Fund, net of any redemptions, are allocated to the subadvisers in equal portions. However, each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

--------------------------------------------------------------------------------
26   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 SEMIANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $266,389 for Class A, $4,100 for Class B and $82 for Class C for the six months ended April 30, 2004.

For the six months ended April 30, 2004, AEFC and its affiliates waived certain fees and expenses to 1.73% for Class A, 2.51% for Class B, 2.51% for Class C, 1.34% for Class I and 1.56% for Class Y. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2004. Under this agreement, net expenses will not exceed 1.75% for Class A, 2.52% for Class B, 2.52% for Class C, 1.35% for Class I and 1.58% for Class Y of the Fund's average daily net assets.

During the six months ended April 30, 2004, the Fund's custodian and transfer agency fees were reduced by $120 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------
27   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $50,970,174 and $26,068,302, respectively, for the six months ended April 30, 2004. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                              Six months ended April 30, 2004
                                              Class A      Class B       Class C      Class I*     Class Y
Sold                                        2,781,554    1,074,904        66,318      653,208         --
Issued for reinvested distributions           262,694       85,120         5,791           --         56
Redeemed                                     (486,575)    (186,983)      (11,357)         (10)        --
                                             --------     --------       -------          ---        ---
Net increase (decrease)                     2,557,673      973,041        60,752      653,198         56
                                            ---------      -------        ------      -------        ---
* Inception date was March 4, 2004.

                                                                 Year ended Oct. 31, 2003
                                              Class A      Class B       Class C       Class I     Class Y
Sold                                        6,030,354    2,202,834       149,211          N/A        349
Issued for reinvested distributions             3,634          957            66          N/A          3
Redeemed                                     (382,371)    (222,231)       (5,573)         N/A         --
                                             --------     --------        ------         ----        ---
Net increase (decrease)                     5,651,617    1,981,560       143,704          N/A        352
                                            ---------    ---------       -------         ----        ---

5. FORWARD FOREIGN CURRENCY CONTRACTS

As of April 30, 2004, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                         Currency to               Currency to    Unrealized   Unrealized
Exchange date           be delivered               be received   appreciation depreciation
May 3, 2004                   85,755                   117,924         $221      $   --
                         U.S. Dollar           Canadian Dollar
May 3, 2004                   15,555                    13,147          196          --
                         U.S. Dollar    European Monetary Unit
May 4, 2004                   25,513                    21,351           65          --
                         U.S. Dollar    European Monetary Unit
May 6, 2004                   53,965                 5,915,606           --         427
                         U.S. Dollar              Japanese Yen
May 7, 2004                  126,249                13,851,542           --         885
                         U.S. Dollar              Japanese Yen
May 10, 2004               4,111,870                    37,265           54          --
                        Japanese Yen               U.S. Dollar
                                                                       ----      ------
Total                                                                  $536      $1,312
                                                                       ----      ------

--------------------------------------------------------------------------------
28   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 SEMIANNUAL REPORT

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 2004.

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004(h)      2003         2002(b)
Net asset value, beginning of period                                          $6.34        $5.20        $5.03
Income from investment operations:
Net investment income (loss)                                                    .03          .02           --
Net gains (losses) (both realized and unrealized)                               .64         1.13          .17
Total from investment operations                                                .67         1.15          .17
Less distributions:
Dividends from net investment income                                           (.09)        (.01)          --
Distributions from realized gains                                              (.17)          --           --
Total distributions                                                            (.26)        (.01)          --
Net asset value, end of period                                                $6.75        $6.34        $5.20

Ratios/supplemental data
Net assets, end of period (in millions)                                         $85          $63          $22
Ratio of expenses to average daily net assets(c),(e)                          1.73%(d)     1.74%        1.67%(d)
Ratio of net investment income (loss) to average daily net assets              .54%(d)      .73%       (1.01%)(d)
Portfolio turnover rate (excluding short-term securities)                       29%          58%           2%
Total return(f)                                                              10.79%(g)    22.26%        3.38%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.74% for the six months ended April 30, 2004 and 2.21% and 5.51% for the periods ended Oct. 31, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
29   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004(h)      2003         2002(b)
Net asset value, beginning of period                                          $6.29        $5.20        $5.03
Income from investment operations:
Net gains (losses) (both realized and unrealized)                               .64         1.10          .17
Less distributions:
Dividends from net investment income                                           (.07)        (.01)          --
Distributions from realized gains                                              (.17)          --           --
Total distributions                                                            (.24)        (.01)          --
Net asset value, end of period                                                $6.69        $6.29        $5.20

Ratios/supplemental data
Net assets, end of period (in millions)                                         $21          $13           $1
Ratio of expenses to average daily net assets(c),(e)                          2.51%(d)     2.52%        2.52%(d)
Ratio of net investment income (loss) to average daily net assets             (.18%)(d)     .04%       (1.46%)(d)
Portfolio turnover rate (excluding short-term securities)                       29%          58%           2%
Total return(f)                                                              10.29%(g)    21.23%        3.38%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.52% for the six months ended April 30, 2004 and 2.98% and 6.28% for the periods ended Oct. 31, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
30   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004(h)      2003         2002(b)
Net asset value, beginning of period                                          $6.29        $5.20        $5.03
Income from investment operations:
Net gains (losses) (both realized and unrealized)                               .64         1.10          .17
Less distributions:
Dividends from net investment income                                           (.06)        (.01)          --
Distributions from realized gains                                              (.17)          --           --
Total distributions                                                            (.23)        (.01)          --
Net asset value, end of period                                                $6.70        $6.29        $5.20

Ratios/supplemental data
Net assets, end of period (in millions)                                          $1           $1          $--
Ratio of expenses to average daily net assets(c),(e)                          2.51%(d)     2.52%        2.51%(d)
Ratio of net investment income (loss) to average daily net assets             (.19%)(d)    (.01%)      (1.60%)(d)
Portfolio turnover rate (excluding short-term securities)                       29%          58%           2%
Total return(f)                                                              10.42%(g)    21.23%        3.38%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.52% for the six months ended April 30, 2004 and 2.98% and 6.28% for the periods ended Oct. 31, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
31   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                            2004(b)
Net asset value, beginning of period                                   $6.91
Income from investment operations:
Net investment income (loss)                                            (.02)
Net gains (losses) (both realized and unrealized)                       (.12)
Total from investment operations                                        (.14)
Net asset value, end of period                                         $6.77

Ratios/supplemental data
Net assets, end of period (in millions)                                   $4
Ratio of expenses to average daily net assets(c),(e)                   1.34%(d)
Ratio of net investment income (loss) to average daily net assets      4.60%(d)
Portfolio turnover rate (excluding short-term securities)                29%
Total return(f)                                                       (2.03%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 1.47% for the period ended April 30, 2004.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
32   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004(h)      2003         2002(b)
Net asset value, beginning of period                                          $6.35        $5.20        $5.03
Income from investment operations:
Net investment income (loss)                                                    .03          .03           --
Net gains (losses) (both realized and unrealized)                               .65         1.13          .17
Total from investment operations                                                .68         1.16          .17
Less distributions:
Dividends from net investment income                                           (.10)        (.01)          --
Distributions from realized gains                                              (.17)          --           --
Total distributions                                                            (.27)        (.01)          --
Net asset value, end of period                                                $6.76        $6.35        $5.20

Ratios/supplemental data
Net assets, end of period (in millions)                                         $--          $--          $--
Ratio of expenses to average daily net assets(c),(e)                          1.56%(d)     1.57%        1.52%(d)
Ratio of net investment income (loss) to average daily net assets              .60%(d)      .86%        (.80%)(d)
Portfolio turnover rate (excluding short-term securities)                       29%          58%           2%
Total return(f)                                                              10.88%(g)    22.48%        3.38%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.57% for the six months ended April 30, 2004 and 2.04% and 5.34% for the periods ended Oct. 31, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
33   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
34   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R) Partners
         International
     Select Value
                Fund

Semiannual Report
for the Period Ended
April 30, 2004

AXP Partners International Select Value Fund seeks to provide shareholders with long-term capital growth.

(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Partners Funds                                                        (R)

Table of Contents

Fund Snapshot                                                         3

Questions & Answers
  with Portfolio Management                                           4

Investments in Securities                                             8

Financial Statements                                                 13

Notes to Financial Statements                                        17

Proxy Voting                                                         29

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 SEMIANNUAL REPORT

Fund Snapshot
        AS OF APRIL 30, 2004

PORTFOLIO MANAGERS

Alliance Capital Management L.P.

Portfolio managers                Since                 Years in industry
Kevin F. Simms                    1/04                         14
Henry S. D'Auria                  1/04                         15

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates
A: 9/28/01      B: 9/28/01      C: 9/28/01      Y: 9/28/01

Ticker symbols
A: APIAX        B: AXIBX        C: APICX        Y: --

Total net assets                                         $736.6 million

Number of holdings                                                  125

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND   GROWTH
  X                      LARGE
  X                      MEDIUM   SIZE
  X                      SMALL

COUNTRY COMPOSITION

Percentage of portfolio assets

(pie chart)

Japan 33.5%
United Kingdom 13.9%
Germany 12.0%
France 9.1%
Canada 5.3%
Italy 4.8%
Spain 4.2%
Australia 2.2%
Netherlands 2.2%
Luxembourg 2.1%
Singapore 2.1%
Sweden 2.0%
Belgium 1.8%
Switzerland 1.4%
Other* 3.4%

* Includes Austria, Denmark, Finland, Hong Kong, Ireland  and Norway.

TOP TEN HOLDINGS

Percentage of portfolio assets

Canon (Japan)                                                        3.1%
Nissan Motor (Japan)                                                 2.8
Eni (Italy)                                                          2.6
Sumitomo Mitsui Financial Group (Japan)                              2.3
UFJ Holdings (Japan)                                                 2.2
Arcelor (Luxembourg)                                                 2.1
Toyota Motor (Japan)                                                 2.1
Bank of Nova Scotia (Canada)                                         2.0
Assurances Generales de France (AFG) (France)                        1.9
Honda Motor (Japan)                                                  1.9

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole. Stocks of small- and medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies may have fewer financial resources.

Fund holdings are subject to change.

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3   -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP Partners International Select Value Fund rose 13.22% for the six months ended April 30, 2004 (Class A shares, excluding sales charge). This outpaced the Fund's benchmark, the MSCI EAFE GDP Weighted, Half-Hedged Index, which advanced 12.37% for the period. The Fund also outperformed the broader MSCI EAFE Index, which rose 12.58% over the same time and the Lipper International Funds Index, representing the Fund's peer group, which was up 10.98% during the same period.

Alliance Capital Management L.P. (AllianceBernstein), a New York-based investment firm, manages the portfolio of AXP Partners International Select Value Fund. Below, AllianceBernstein discusses the Fund's positioning and results during the first half of fiscal year 2004.

In December 2003, AllianceBernstein agreed to pay a fine of $250 million and reduce management fees to settle charges of improper mutual fund trading brought last year by the Securities and Exchange Commission and New York Attorney General. For more information about AllianceBernstein, visit alliancecapital.com.

Q: What factors significantly affected AXP Partners International Select Value Fund's performance for the six months ended April 30, 2004?

     AllianceBernstein: Performance was driven by positive contributions from stock selection, sector selection, and currency

                             PERFORMANCE COMPARISON
                 For the six-month period ended April 30, 2004

15%          (bar 1)
             +13.22%        (bar 2)          (bar 3)
12%                         +12.37%          +12.58%        (bar 4)
                                                            +10.98%
 9%

 6%

 3%

 0%

(bar 1) AXP Partners International Select Value Fund Class A
        (excluding sales charge)
(bar 2) MSCI EAFE GDP Weighted, Half-Hedged Index (1) (unmanaged)
(bar 3) MSCI EAFE Index (2) (unmanaged)
(bar 3) Lipper International Funds Index(2)

(1) Morgan Stanley Capital International EAFE GDP Weighted, Half-Hedged Index (MSCI EAFE GDP Weighted, Half-Hedged Index) of major stock markets in Europe, Australia and the Far East, with countries weighted according to gross domestic product and currency positions half-hedged.

(2) Morgan Stanley Capital International EAFE Index (MSCI EAFE Index), an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(3) The Lipper International Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4   -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> The greatest contribution from stock selection came among financials, particularly in Japan.(end callout quote)

     positions. In terms of sector selection, lower-than-index weightings in the technology and the consumer cyclical sectors contributed to the Fund's results. The Fund's small cash position detracted from results. In terms of currency positions, the Fund had a lower-than-index weighting in the Japanese yen and a higher-than-index position in the euro. Both of these positions contributed to the Fund's results. A higher-than-index position in the Canadian dollar detracted.

AVERAGE ANNUAL TOTAL RETURNS
                             Class A                Class B                    Class C                    Class Y
(Inception dates)           (9/28/01)              (9/28/01)                  (9/28/01)                  (9/28/01)
                        NAV(1)     POP(2)     NAV(1)    After CDSC(3)     NAV(1)   After CDSC(4)     NAV(5)      POP(5)
as of April 30, 2004
6 months*               +13.22%    +6.71%     +12.94%      +8.94%         +12.94%     +11.94%        +13.33%     +13.33%
1 year                  +38.60%    +30.63%    +37.67%      +33.67%        +37.94%     +37.94%        +38.91%     +38.91%
Since inception         +13.37%    +10.80%    +12.56%      +11.59%        +12.56%     +12.56%        +13.55%     +13.55%

as of March 31, 2004
6 months*               +21.31%    +14.33%    +20.75%      +16.75%        +20.78%     +19.78%        +21.24%     +21.24%
1 year                  +56.83%    +47.82%    +55.70%      +51.70%        +55.82%     +55.82%        +56.93%     +56.93%
Since inception         +14.60%    +11.92%    +13.77%      +12.78%        +13.71%     +13.71%        +14.72%     +14.72%

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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5   -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

     The greatest contribution from stock selection came among financials, particularly in Japan. Promise, a consumer finance company, and UFJ Holdings and Sumitomo Mitsui Financial, both major banks, benefited from stronger than expected economic growth, declining personal bankruptcies, and fewer non-performing loans. We also realized value from holding Aventis, the French pharmaceutical giant. Aventis was the subject of a take-over bid by another French pharmaceutical company, Sanofi-Synthelabo. At the end of April, Aventis agreed to be bought at a price higher than originally offered. The Fund also benefited from two German cyclical companies, MAN and Continental, which have seen increased revenues as economic growth picks up.

     The single largest detractor over the last six months was Parmalat. This Italian-based dairy company shocked markets when it was shown that several billion dollars in assets reported in audited financial statements did not exist, and the company subsequently declared bankruptcy. As disappointing as this was, the loss to the portfolio was still fairly modest. Other detractors included car-makers Volkswagen and Nissan. Investors have been disappointed by the weak demand for Volkswagen's new model Golf, and Volkswagen's North American operations have come under pressure because of the lower value of the American dollar and because of competition from Japan. Nissan also came under pressure because of worries that the dollar's slide will crimp its profits. We feel markets are overreacting. In fact, Nissan recently reported record earnings. We also have faith in Nissan's earnings forecast that the coming year will be strong.

Q:   What changes did you make to the portfolio, and why?

     AllianceBernstein: We added other individual opportunities as they were uncovered by our fundamental research analysts. One example was Singapore Telecom. Investors are concerned about Singapore Telecom's loss of its monopoly position as its home market becomes deregulated, but, in our perspective, the potential gains from other markets where Singapore Telecom operates -- some much larger than Singapore -- more than compensate for the market share loss Singapore Telecom can expect at home. Another company added to the Fund's portfolio is MAN, the German industrial conglomerate. We expect economic growth in Europe to boost MAN's truck-manufacturing and its printing machines divisions and to significantly improve its profitability.

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6   -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

     We have also added to the Fund's positions in the Japanese banks we mentioned earlier, UFJ Holdings and Sumitomo Mitsui Financial Group. We expect these banks to profit meaningfully as the economic recovery in Japan takes hold. In the meantime, we have trimmed or sold holdings that have risen in value or become less interesting in order to fund more attractive opportunities. Some of the stocks we have trimmed or sold include Vodafone, Royal Bank of Canada, Mitsui O.S.K. Lines, Petro-Canada and ACS.

Q:   How are you positioning the portfolio for the coming months?

     AllianceBernstein: Looking forward, we believe the overall economic climate is positive, but momentum seems to be slowing. This is part of the expected evolution of the economic cycle, and, in fact, a moderation in economic growth may be beneficial because it will help keep inflation -- and therefore interest rates -- in check. Equities are not particularly cheap; in fact, stock markets are trading at somewhat above their long-term averages. However, valuations are well supported by fundamentals: corporate cash flows are very strong; inflation is modest; and interest rates are low. Moreover, because of the low level of interest rates, we continue to find stocks attractive relative to bonds.

     One area where we see opportunity is energy. Rising oil production costs, coupled with increased worldwide energy demand, has prompted us to raise our forecast price for oil. We are increasing the Fund's exposure to the sector by buying companies that are most leveraged to higher oil prices. Examples include BP of the United Kingdom, and Repsol YPF, Spain's largest oil company.

     We expect the U.S. dollar to resume its fall against other major world currencies. Otherwise, we see few systematic mispricings in our investment arena. The value opportunity is somewhat below its normal level, and, as a result, we have further diversified the Fund. In this environment, we expect to focus on individual stock selection within sectors -- something we believe is our strength.

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7   -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 SEMIANNUAL REPORT

Investments in Securities

AXP Partners International Select Value Fund

April 30, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (95.4%)(c)
Issuer                                         Shares              Value(a)

Australia (2.1%)

Airlines (0.3%)
Qantas Airways                                770,700            $1,862,802

Banks and savings & loans (1.1%)
Australia & New Zealand
  Banking Group                               218,900             2,932,879
Natl Australia Bank                            83,751             1,780,765
Westpac Banking                               335,840             4,233,131
Total                                                             8,946,775

Metals (0.7%)
BlueScope Steel                             1,165,000             4,942,421

Austria (0.8%)

Energy
OMV                                            31,850             5,818,833

Belgium (1.7%)

Banks and savings & loans (0.8%)
KBC Bankverzekeringsholding                   104,000             5,842,116

Multi-industry (0.2%)
Agfa Gevaert                                   66,000             1,499,128

Retail -- general (0.5%)
Delhaize Group                                 72,100             3,498,218

Telecom equipment & services (0.2%)
Belgacom                                       58,400(b)          1,770,068

Canada (5.0%)

Automotive & related (0.7%)
Magna Intl Cl A                                60,623             4,808,382

Banks and savings & loans (2.5%)
Bank of Nova Scotia                           541,378            13,873,904
Royal Bank of Canada                          119,300             5,301,352
Total                                                            19,175,256

Industrial transportation (1.0%)
Canadian Natl Railway                          98,000             3,693,934
Canadian Pacific Railway                      161,000             3,580,125
Total                                                             7,274,059

Insurance (0.3%)
Manulife Financial                             62,200             2,299,622

Multi-industry (--%)
MI Developments Cl A                              143                 3,649

Utilities -- telephone (0.5%)
BCE                                           175,000             3,520,159

Denmark (0.8%)

Banks and savings & loans
Danske Bank                                   249,200             5,597,791

Finland (0.2%)

Telecom equipment & services
Nokia                                          87,500             1,230,645

France (8.7%)

Automotive & related (0.6%)
PSA Peugeot Citroen                            81,500             4,376,088

Banks and savings & loans (2.0%)
BNP Paribas                                   146,000             8,762,886
Credit Agricole                               235,636             5,809,565
Total                                                            14,572,451

Energy (1.6%)
Total                                          64,100            11,848,968

Health care products (0.6%)
Aventis                                        55,800             4,248,213

Insurance (1.9%)
Assurances Generales
  de France (AFG)                             223,300            13,629,801

See accompanying notes to investments in securities.
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8   -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 SEMIANNUAL REPORT

Issuer                                         Shares              Value(a)

France (cont.)

Multi-industry (0.9%)
Societe Generale Cl A                          83,800            $6,977,268

Telecom equipment & services (0.3%)
Alcatel                                       150,000(b)          2,233,670

Utilities -- telephone (0.8%)
France Telecom                                250,680(b)          6,045,330

Germany (11.4%)

Automotive & related (2.3%)
Continental                                   291,500            12,645,140
Volkswagen                                    107,400             4,728,444
Total                                                            17,373,584

Banks and savings & loans (1.0%)
Depfa Bank                                     50,000             7,494,684

Building materials & construction (0.9%)
HeidelbergerCement                            139,054             6,270,320

Electronics (1.7%)
Siemens                                       168,900            12,191,111

Health care products (0.9%)
Altana                                         46,800             2,977,685
Merck                                          72,600             3,886,032
Total                                                             6,863,717

Health care services (0.3%)
Fresenius Medical Care                         35,000             2,436,970

Insurance (0.9%)
AMB Generali Holding                           44,732             3,267,316
Hannover Rueckversicherung                     95,426             3,276,419
Total                                                             6,543,735

Machinery (1.1%)
MAN                                           225,000             8,259,007

Multi-industry (0.3%)
Fraport                                        80,000(b)          2,257,031

Retail -- general (0.1%)
KarstadtQuelle                                 43,700               928,211

Utilities -- electric (1.4%)
E.On                                          154,900            10,262,026

Utilities -- telephone (0.5%)
Deutsche Telekom                              204,000(b)          3,519,243

Hong Kong (0.9%)

Utilities -- electric
CLP Holdings                                1,180,500             6,281,590

Ireland (0.5%)

Banks and savings & loans
Allied Irish Banks                            251,517             3,624,846

Italy (4.6%)

Banks and savings & loans (1.9%)
Banca Intesa                                1,497,475             4,951,368
Banco Popolare di  Verona e Novara             82,200             1,366,841
UniCredito Italiano                         1,646,700             7,673,980
Total                                                            13,992,189

Energy (2.4%)
Eni                                           888,900            18,060,731

Utilities -- telephone (0.3%)
Telecom Italia                                627,165             2,009,843

Japan (31.9%)

Automotive & related (6.9%)
Bridgestone                                   165,000             2,789,321
Honda Motor                                   334,500            13,410,271
Nissan Motor                                1,761,000            19,586,146
Toyota Motor                                  403,400            14,566,208
Total                                                            50,351,946

Banks and savings & loans (5.1%)
Acom                                           38,000             2,702,986
Sumitomo                                      354,000             2,713,466
Sumitomo Mitsui Financial Group                 2,170            16,378,100
UFJ Holdings                                    2,488            15,378,317
Total                                                            37,172,869

Beverages & tobacco (0.7%)
Japan Tobacco                                     600             4,789,140

Chemicals (0.5%)
Mitsui Chemicals                              719,000             3,780,443

Electronics (1.0%)
Hitachi                                       986,000             6,915,385
Mitsubishi Electric                           162,000               818,063
Total                                                             7,733,448

See accompanying notes to investments in securities.
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9   -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 SEMIANNUAL REPORT

Issuer                                         Shares              Value(a)

Japan (cont.)

Energy (0.2%)
Sumitomo Metal Inds                         1,260,000            $1,516,561

Engineering & construction (0.5%)
Daiwa House Inds                              356,000             3,978,824

Financial services (1.6%)
Nomura Holdings                                89,000             1,443,330
Promise                                       158,400            10,464,435
Total                                                            11,907,765

Food (0.5%)
Nippon Meat Packers                           301,000             3,584,760

Health care products (1.2%)
Daiichi Pharmaceutical                        118,000             2,065,267
Takeda Chemical Inds                          125,400             5,050,045
Tanabe Seiyaku                                210,000             2,014,480
Total                                                             9,129,792

Industrial transportation (1.4%)
Itochu                                      1,437,000             6,073,113
Mitsui O.S.K. Lines                         1,009,000             4,410,380
Total                                                            10,483,493

Leisure time & entertainment (0.7%)
Sammy                                          90,000             3,803,619
Sankyo                                         44,900             1,674,100
Total                                                             5,477,719

Media (0.6%)
Nippon Telegraph & Telephone                      872             4,577,014

Metals (1.9%)
JFE Holdings                                  368,000             8,242,534
Kobe Steel                                  4,200,000             5,815,385
Total                                                            14,057,919

Multi-industry (5.2%)
Canon                                         420,000            22,007,241
Mitsubishi                                    324,000             3,084,597
Mitsui                                        473,000             3,895,294
Sony                                          226,300             8,744,805
Total                                                            37,731,937

Paper & packaging (0.4%)
OJI Paper                                     446,000             2,780,941

Real estate (0.6%)
Daito Trust Construction                      138,000             4,670,769

Retail -- general (0.8%)
C&S                                           110,400             2,507,729
Uny                                           296,000             3,460,923
Total                                                             5,968,652

Utilities -- electric (2.1%)
Kyushu Electric Power                         222,200             3,820,633
Tohoku Electric Power                         195,200             3,132,033
Tokyo Electric Power                          405,000             8,668,100
Total                                                            15,620,766

Luxembourg (2.0%)

Metals
Arcelor                                       888,700            14,792,945

Netherlands (2.1%)

Banks and savings & loans (0.4%)
ABN AMRO Holding                              141,648             3,078,253

Chemicals (1.3%)
DSM                                           197,000             9,435,515

Energy (0.4%)
Royal Dutch Petroleum                          55,800             2,712,038

Norway (0.3%)

Chemicals
Yara Intl                                     295,100(b)          2,085,467

Singapore (2.0%)

Banks and savings & loans (--%)
United Overseas Bank                           43,000               346,244

Electronics (0.9%)
Flextronics Intl                              403,000(b)          6,488,300

Telecom equipment & services (1.1%)
Singapore Telecommunications                5,596,000             7,696,391

Spain (4.0%)

Beverages & tobacco (0.5%)
Altadis                                       140,400             3,966,135

Energy (1.1%)
Repsol                                        379,300             7,983,828

See accompanying notes to investments in securities.
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10   -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 SEMIANNUAL REPORT

Issuer                                         Shares              Value(a)

Spain (cont.)

Engineering & construction (0.4%)
ACS, Actividades de
  Construccion y Servicios                     56,178            $2,727,718

Utilities -- electric (0.8%)
Endesa                                        325,600             5,964,149

Utilities -- telephone (1.2%)
Telefonica                                    575,009             8,548,758

Sweden (1.9%)

Automotive & related (0.2%)
Autoliv                                        41,000             1,744,521

Financial services (0.3%)
Nordea Bank                                   300,000             2,022,728

Paper & packaging (1.4%)
Svenska Cellulosa                             256,100            10,041,888

Switzerland (1.3%)

Banks and savings & loans (1.2%)
Credit Suisse Group                           262,200             9,252,927

Chemicals (0.1%)
Givaudan                                        1,140               567,799

United Kingdom (13.2%)

Banks and savings & loans (0.9%)
Lloyds TSB Group                              584,700             4,380,915
Royal Bank of Scotland Group                   80,000             2,407,583
Total                                                             6,788,498

Beverages & tobacco (1.4%)
British American Tobacco                      411,600             6,255,697
SABMiller                                     400,000             4,351,567
Total                                                            10,607,264

Building materials & construction (1.5%)
Persimmon                                     300,000             3,498,318
RMC Group                                     735,400             7,693,152
Total                                                            11,191,470

Cellular telecommunications (1.2%)
Vodafone Group                              3,680,800             8,963,900

Energy (1.7%)
BP                                          1,460,500            12,656,407

Engineering & construction (0.8%)
George Wimpey                                 500,000             3,646,303
Taylor Woodrow                                490,000             2,456,289
Total                                                             6,102,592

Health care products (1.8%)
GlaxoSmithKline                               459,500             9,532,145
Shire Pharmaceuticals Group                   361,400(b)          3,334,185
Total                                                            12,866,330

Insurance (1.7%)
Aviva                                         924,100             9,051,172
Royal & Sun Alliance
 Insurance Group                            2,530,300             3,609,535
Total                                                            12,660,707

Lodging & gaming (0.6%)
InterContinental Hotels Group                 445,932             4,177,471

Paper & packaging (0.2%)
Rexam                                         152,500             1,238,177

Restaurants (0.9%)
Whitebread                                    485,800             6,433,511

Retail -- grocery (0.5%)
William Morrison Supermarkets                 850,700             3,621,731

Total common stocks
(Cost: $562,123,880)                                           $702,468,971

Total investments in securities
(Cost: $562,123,880)(d)                                        $702,468,971

See accompanying notes to investments in securities.

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11   -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At April 30, 2004, the cost of securities for federal income tax purposes was approximately $562,124,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                               $145,993,000
     Unrealized depreciation                                 (5,648,000)
                                                             ----------
     Net unrealized appreciation                           $140,345,000
                                                           ------------

     As of April 30, 2004, $479,749 was pledged as initial margin deposit on the following open stock index futures contracts (see Note 7 to the financial statements):

     Type of security                                                  Contracts
     Purchase contracts
     New Financial Times Stock Exchange 100 Index Future, June 2004         35
     Tokyo Price Index Future, June 2004                                   122

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12   -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners International Select Value Fund

April 30, 2004 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $562,123,880)                                                                      $702,468,971
Cash in bank on demand deposit                                                                           19,612,068
Foreign currency holdings (identified cost $19,816,972) (Note 1)                                         19,739,324
Capital shares receivable                                                                                   685,822
Dividends and accrued interest receivable                                                                 2,970,762
Receivable for investment securities sold                                                                 9,415,419
Unrealized appreciation on foreign currency contracts held, at value (Note 6)                               165,523
Margin deposits on futures contracts (Note 7)                                                               479,749
U.S. government securities held as collateral (Note 5)                                                   15,772,966
                                                                                                         ----------
Total assets                                                                                            771,310,604
                                                                                                        -----------
Liabilities
Capital shares payable                                                                                      315,595
Payable for investment securities purchased                                                              18,045,168
Unrealized depreciation on foreign currency contracts held, at value (Note 6)                               501,917
Payable upon return of securities loaned (Note 5)                                                        15,772,966
Accrued investment management services fee                                                                   17,758
Accrued distribution fee                                                                                      9,483
Accrued service fee                                                                                               1
Accrued transfer agency fee                                                                                   4,670
Accrued administrative services fee                                                                           1,523
Other accrued expenses                                                                                       80,019
                                                                                                             ------
Total liabilities                                                                                        34,749,100
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                     $736,561,504
                                                                                                       ============

--------------------------------------------------------------------------------
13   -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 SEMIANNUAL REPORT

Statement of assets and liabilities (continued)
AXP Partners International Select Value Fund

April 30, 2004 (Unaudited)
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $  1,041,197
Additional paid-in capital                                                                              581,492,105
Undistributed net investment income                                                                       5,611,826
Accumulated net realized gain (loss) (Note 9)                                                             7,817,830
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Notes 6 and 7)                   140,598,546
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                               $736,561,504
                                                                                                       ============
Net assets applicable to outstanding shares:                  Class A                                  $516,375,738
                                                              Class B                                  $204,575,190
                                                              Class C                                  $ 10,490,168
                                                              Class I                                  $  4,747,235
                                                              Class Y                                  $    373,173
Net asset value per share of outstanding capital stock:       Class A shares        72,589,667         $       7.11
                                                              Class B shares        29,308,848         $       6.98
                                                              Class C shares         1,503,894         $       6.98
                                                              Class I shares           665,077         $       7.14
                                                              Class Y shares            52,249         $       7.14
                                                                                        ------         ------------
* Including securities on loan, at value (Note 5)                                                      $ 15,006,030
                                                                                                       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 SEMIANNUAL REPORT

Statement of operations
AXP Partners International Select Value Fund

Six months ended April 30, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                                               $ 6,871,713
Interest                                                                                                     85,203
Fee income from securities lending (Note 5)                                                                  20,257
   Less foreign taxes withheld                                                                             (737,367)
                                                                                                           --------
Total income                                                                                              6,239,806
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                        2,876,424
Distribution fee
   Class A                                                                                                  561,613
   Class B                                                                                                  920,409
   Class C                                                                                                   46,873
Transfer agency fee                                                                                         600,296
Incremental transfer agency fee
   Class A                                                                                                   46,556
   Class B                                                                                                   31,401
   Class C                                                                                                    1,149
Service fee -- Class Y                                                                                          155
Administrative services fees and expenses                                                                   247,036
Compensation of board members                                                                                 5,792
Custodian fees                                                                                               61,916
Printing and postage                                                                                         62,740
Registration fees                                                                                            67,285
Audit fees                                                                                                    9,000
Other                                                                                                         6,771
                                                                                                              -----
Total expenses                                                                                            5,545,416
   Earnings credits on cash balances (Note 2)                                                                (1,306)
                                                                                                             ------
Total net expenses                                                                                        5,544,110
                                                                                                          ---------
Investment income (loss) -- net                                                                             695,696
                                                                                                            -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                        13,751,523
   Foreign currency transactions                                                                         (5,286,118)
   Futures contracts                                                                                      1,438,456
                                                                                                          ---------
Net realized gain (loss) on investments                                                                   9,903,861
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    63,622,737
                                                                                                         ----------
Net gain (loss) on investments and foreign currencies                                                    73,526,598
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $74,222,294
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Partners International Select Value Fund

                                                                                     April 30, 2004    Oct. 31, 2003
                                                                                    Six months ended    Year ended
                                                                                       (Unaudited)
Operations
Investment income (loss) -- net                                                     $    695,696       $  2,226,290
Net realized gain (loss) on investments                                                9,903,861         (1,325,424)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                 63,622,737        103,465,485
                                                                                      ----------        -----------
Net increase (decrease) in net assets resulting from operations                       74,222,294        104,366,351
                                                                                      ----------        -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                           131,805,728        174,599,535
   Class B shares                                                                     42,509,688         65,931,126
   Class C shares                                                                      2,522,795          3,566,826
   Class I shares                                                                      4,798,073                 --
   Class Y shares                                                                         98,826            196,021
Payments for redemptions
   Class A shares                                                                    (30,492,233)       (45,985,481)
   Class B shares (Note 2)                                                           (12,346,388)       (20,704,394)
   Class C shares (Note 2)                                                              (960,175)          (685,078)
   Class I shares                                                                            (53)                --
   Class Y shares                                                                         (8,304)           (10,512)
                                                                                          ------            -------
Increase (decrease) in net assets from capital share transactions                    137,927,957        176,908,043
                                                                                     -----------        -----------
Total increase (decrease) in net assets                                              212,150,251        281,274,394
Net assets at beginning of period                                                    524,411,253        243,136,859
                                                                                     -----------        -----------
Net assets at end of period                                                         $736,561,504       $524,411,253
                                                                                    ============       ============
Undistributed net investment income                                                 $  5,611,826       $  4,916,130
                                                                                    ------------       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Partners International Select Value Fund

(Unaudited as to April 30, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of issuers in countries that are part of the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia and the Far
East) Index and Canada.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. As of April 30, 2004, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Funds owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
17   -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 SEMIANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with the procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
18   -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 SEMIANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of April 30, 2004, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
19   -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 SEMIANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.90% to 0.775% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $47,582 for the six months ended April 30, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.08% to 0.055% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with Alliance Capital Management L.P.

--------------------------------------------------------------------------------
20   -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 SEMIANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,825,009 for Class A, $57,552 for Class B and $1,262 for Class C for the six months ended April 30, 2004.

AEFC and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2004. Under this agreement, net expenses will not exceed 1.70% for Class A, 2.47% for Class B, 2.47% for Class C, 1.28% for Class I and 1.53% for Class Y of the Fund's average daily net assets.

During the six months ended April 30, 2004, the Fund's custodian and transfer agency fees were reduced by $1,306 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------
21   -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $197,062,299 and $62,793,723, respectively, for the six months ended April 30, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $11,633 for the six months ended April 30, 2004.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                       Six months ended April 30, 2004
                                          Class A     Class B     Class C     Class I*    Class Y
Sold                                   19,178,803   6,314,200     373,392      665,084     14,058
Issued for reinvested distributions            --          --          --           --         --
Redeemed                               (4,402,492) (1,806,695)   (141,887)          (7)    (1,161)
                                       ----------   ---------     -------      -------     ------
Net increase (decrease)                14,776,311   4,507,505     231,505      665,077     12,897
                                       ----------   ---------     -------      -------     ------

* Inception date was March 4, 2004.

                                                          Year ended Oct. 31, 2003
                                          Class A     Class B     Class C      Class I    Class Y
Sold                                   32,306,644  12,418,621     671,824          N/A     33,330
Issued for reinvested distributions            --          --          --          N/A         --
Redeemed                               (8,808,321) (3,886,539)   (125,425)         N/A     (1,968)
                                       ----------   ---------     -------      -------     ------
Net increase (decrease)                23,498,323   8,532,082     546,399          N/A     31,362
                                       ----------   ---------     -------      -------     ------

5. LENDING OF PORTFOLIO SECURITIES

As of April 30, 2004, securities valued at $15,006,030 were on loan to brokers. For collateral, the Fund received U.S. government securities valued at $15,772,966. Income from securities lending amounted to $20,257 for the six months ended April 30, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
22   -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 SEMIANNUAL REPORT

6. FORWARD FOREIGN CURRENCY CONTRACTS

As of April 30, 2004, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                           Currency to   Currency to    Unrealized    Unrealized
Exchange date             be delivered   be received   appreciation depreciation
June 17, 2004               33,000,000     5,381,122   $ 75,226        $     --
                          Danish Krona   U.S. Dollar
June 17, 2004               18,500,000    22,181,315     43,320              --
                European Monetary Unit U.S. Dollar
June 17, 2004                3,100,000     3,667,114         --          42,496
                European Monetary Unit U.S. Dollar
June 17, 2004           13,530,000,000   122,327,200         --         275,233
                          Japanese Yen   U.S. Dollar
June 17, 2004              102,600,000    13,235,550         --         175,981
                         Swedish Krona   U.S. Dollar
June 17, 2004                2,700,000     2,078,586         --           8,207
                           Swiss Franc   U.S. Dollar
June 17, 2004                7,500,000     5,843,625     46,977              --
                           Swiss Franc   U.S. Dollar
                                                       --------        --------
Total                                                  $165,523        $501,917
                                                       --------        --------

7. STOCK INDEX FUTURES CONTRACTS

As of April 30, 2004, $479,749 was held in a margin deposit account as collateral to cover initial margin deposits on 35 open purchase contracts denominated in British Pounds and 122 open purchase contracts denominated in Japanese Yen. The notional market value of the open purchase contracts as of April 30, 2004 was $15,846,435 with a net unrealized gain of $727,049. See "Summary of significant accounting policies" and "Notes to investments in securities."

8. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 2004.

--------------------------------------------------------------------------------
23   -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 SEMIANNUAL REPORT

9. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $2,086,031 as of Oct. 31, 2003, that will expire in 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                           2004(h)      2003            2002          2001(b)
Net asset value, beginning of period                                  $6.28        $4.75           $5.23         $5.14
Income from investment operations:
Net investment income (loss)                                             --          .04             .02            --
Net gains (losses) (both realized and unrealized)                       .83         1.49            (.50)          .09
Total from investment operations                                        .83         1.53            (.48)          .09
Net asset value, end of period                                        $7.11        $6.28           $4.75         $5.23

Ratios/supplemental data
Net assets, end of period (in millions)                                $516         $363            $163           $16
Ratio of expenses to average daily net assets(c)                      1.49%(d)     1.65%(e)        1.64%(e)      1.65%(d),(e)
Ratio of net investment income (loss) to average daily net assets      .45%(d)      .87%            .77%        (1.33%)(d)
Portfolio turnover rate (excluding short-term securities)               10%          18%             13%           --%
Total return(f)                                                      13.22%(g)    32.21%          (9.18%)        1.75%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.68%, 1.82% and 10.15% for the periods ended Oct. 31, 2003, 2002 and 2001, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
24   -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004(h)      2003            2002          2001(b)
Net asset value, beginning of period                                     $6.18        $4.71           $5.22         $5.14
Income from investment operations:
Net investment income (loss)                                                --           --              --          (.01)
Net gains (losses) (both realized and unrealized)                          .80         1.47            (.51)          .09
Total from investment operations                                           .80         1.47            (.51)          .08
Net asset value, end of period                                           $6.98        $6.18           $4.71         $5.22

Ratios/supplemental data
Net assets, end of period (in millions)                                   $205         $153             $77            $4
Ratio of expenses to average daily net assets(c)                         2.25%(d)     2.42%(e)        2.41%(e)      2.42%(d),(e)
Ratio of net investment income (loss) to average daily net assets        (.34%)(d)     .12%            .01%        (1.99%)(d)
Portfolio turnover rate (excluding short-term securities)                  10%          18%             13%           --%
Total return(f)                                                         12.94%(g)    31.21%          (9.77%)        1.56%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.46%, 2.59% and 10.92% for the periods ended Oct. 31, 2003, 2002 and 2001, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
25   -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004(h)      2003            2002          2001(b)
Net asset value, beginning of period                                     $6.18        $4.71           $5.22         $5.14
Income from investment operations:
Net investment income (loss)                                                --           --              --          (.01)
Net gains (losses) (both realized and unrealized)                          .80         1.47            (.51)          .09
Total from investment operations                                           .80         1.47            (.51)          .08
Net asset value, end of period                                           $6.98        $6.18           $4.71         $5.22

Ratios/supplemental data
Net assets, end of period (in millions)                                    $10           $8              $3           $--
Ratio of expenses to average daily net assets(c)                         2.24%(d)     2.42%(e)        2.42%(e)      2.42%(d),(e)
Ratio of net investment income (loss) to average daily net assets        (.32%)(d)     .13%            .02%        (2.06%)(d)
Portfolio turnover rate (excluding short-term securities)                  10%          18%             13%           --%
Total return(f)                                                         12.94%(g)    31.21%          (9.77%)        1.56%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.47%, 2.59% and 10.92% for the periods ended Oct. 31, 2003, 2002 and 2001, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
26   -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                            2004(b)
Net asset value, beginning of period                                   $7.16
Income from investment operations:
Net investment income (loss)                                             .07
Net gains (losses) (both realized and unrealized)                       (.09)
Total from investment operations                                        (.02)
Net asset value, end of period                                         $7.14

Ratios/supplemental data
Net assets, end of period (in millions)                                   $5
Ratio of expenses to average daily net assets(c)                       1.13%(d)
Ratio of net investment income (loss) to average daily net assets      3.43%(d)
Portfolio turnover rate (excluding short-term securities)                10%
Total return(e)                                                        (.28%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
27   -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004(h)      2003            2002          2001(b)
Net asset value, beginning of period                                     $6.30        $4.76           $5.23         $5.14
Income from investment operations:
Net investment income (loss)                                                --          .05             .03            --
Net gains (losses) (both realized and unrealized)                          .84         1.49            (.50)          .09
Total from investment operations                                           .84         1.54            (.47)          .09
Net asset value, end of period                                           $7.14        $6.30           $4.76         $5.23

Ratios/supplemental data
Net assets, end of period (in millions)                                    $--          $--             $--           $--
Ratio of expenses to average daily net assets(c)                         1.32%(d)     1.47%(e)        1.45%(e)      1.48%(d),(e)
Ratio of net investment income (loss) to average daily net assets         .69%(d)      .88%           1.01%        (1.23%)(d)
Portfolio turnover rate (excluding short-term securities)                  10%          18%             13%           --%
Total return(f)                                                         13.33%(g)    32.35%          (8.99%)        1.75%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.50%, 1.65% and 9.98% for the periods ended Oct. 31, 2003, 2002 and 2001, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
28   -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
29   -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)


American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R) Partners
         International
              Small Cap
                    Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                  April 30, 2004

AXP Partners International Small Cap Fund seeks to provide shareholders with long-term growth of capital.

(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Partners Funds                                                        (R)

Table of Contents

Fund Snapshot                                                       3

Questions & Answers
   with Portfolio Management                                        4

Investments in Securities                                          10

Financial Statements                                               17

Notes to Financial Statements                                      20

Proxy Voting                                                       31

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2004 SEMIANNUAL REPORT

Fund Snapshot
        AS OF APRIL 30, 2004

PORTFOLIO MANAGERS

Franklin Templeton Investments
Portfolio manager                         Since       Years in industry
Cindy Sweeting, CFA                       10/02              19
Tucker Scott, CFA                         10/02              12
Simon Rudolf, ACA                         10/02              17

Wellington Management Company
Portfolio manager                         Since       Years in industry
Edward L. Makin                           10/02              17

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates
A: 10/3/02      B: 10/3/02      C: 10/3/02      Y: 10/3/02

Ticker symbols
A: AISCX        B: APNBX        C: --   Y: --

Total net assets                                          $60.5 million

Number of holdings                                                  237

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND   GROWTH
                         LARGE
                         MEDIUM  SIZE
          X              SMALL

COUNTRY COMPOSITION

Percentage of portfolio assets

(pie chart)

Japan 19.9%
United Kingdom 12.1%
Hong Kong 6.4%
France 5.9%
Netherlands 5.7%
Australia 5.3%
Canada 5.0%
South Korea 4.9%
Italy 3.8%
Denmark 3.5%
Germany 3.3%
Sweden 3.1%
Finland 3.0%
Switzerland 2.3%
Singapore 2.0%
China 1.9%
New Zealand 1.8%
Spain 1.8%
Greece 1.3%
Mexico 1.3%
India 1.1%
Other* 4.6%

* Includes Belgium, Brazil, Chile, Indonesia, Israel, Luxembourg, Norway, Papua New Guinea, Philippine Islands, Taiwan and Thailand.

TOP TEN HOLDINGS

Percentage of portfolio assets

Novar (United Kingdom)                                             1.1%
Vestas Wind Systems (Denmark)                                      1.1
Carlsberg Cl B (Denmark)                                           1.0
Remy Cointreau (France)                                            1.0
NRJ Group (France)                                                 1.0
John Fairfax Holdings (Australia)                                  1.0
Kobayashi Pharmaceutical (Japan)                                   0.9
Orion-Yhtyma Cl B (Finland)                                        0.9
Jenoptik (Germany)                                                 0.9
Iluka Resources (Australia)                                        0.9

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

International investing involves special risks, such as political instability and currency fluctuations, and stock of small-sized companies may be more subject to erratic price movements than stocks of larger companies. Some of these companies also may have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers
           WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP Partners International Small Cap Fund's portfolio is managed by two independent money management firms that each invest a portion of Fund assets in a blend of growth and value stocks of small capitalization international companies to seek long-term growth of capital. For the six months ended April 30, 2004, the Fund's Class A shares advanced 11.49%, excluding sales charge. The Fund underperformed its benchmark, the CitiGroup Global Equity Index ex-U.S. Less Than $2 billion Index, which rose 14.60% for the period. The Fund also underperformed its peer group, as represented by the Lipper International
 Small Cap Funds Index, which rose 15.20% for the period. As of April 30, 2004, Franklin Templeton Investments and Wellington Management Company each managed approximately half of the Fund's portfolio.

Q: What factors affected performance the most for your portion of AXP Partners International Small Cap Fund for the semiannual period ended April 30, 2004?

    Franklin Templeton: Within our portion of the Fund, performance was driven primarily by individual stock selection. Several holdings performed well during the semi-annual period. These included Thailand's only fully integrated oil and gas company, which benefited significantly during the six months from

(bar chart)
                             PERFORMANCE COMPARISON
                 For the six-month period ended April 30, 2004

20%
                                                           (bar 3)
15%              (bar 1)              (bar 2)              +15.20%
                 +11.49%              +14.60%
10%

 5%

 0%

(bar 1) AXP Partners International Small Cap Fund Class A (excluding sales charge)
(bar 2) CitiGroup Global Equity Index ex-U.S. Less Than $2 billion Index (1)
        (unmanaged)
(bar 3) Lipper International Small Cap Funds Index (2)

(1) The CitiGroup Global Equity Index ex-U.S. Less Than $2 billion Index, an unmanaged market capitalization weighted benchmark, measures the small stock component of the CitiGroup Global Equity Index which includes developed and emerging markets countries globally excluding the U.S. Within each country, those stocks falling under a two billion dollar market cap of the available market capital in each country form the universe. The index reflects reinvestment of all distributions and change in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper International Small Cap Funds Index, published by Lipper Inc., includes the 10 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

    high petrochemical prices in Asia. We continued to hold this stock, because the company is in the process of building new plants that are expected to increase its capacity by 50%. In our view, this expansion should allow the company to benefit from continued growth of the Chinese market.

    Also performing well for the portfolio during the period was a Japanese company that builds and operates passenger terminals and airport facilities at Haneda and Narita airports. The firm also runs parking lots, souvenir shops, duty-free stores, restaurants, and in-flight meal services. This stock benefited from a Japanese economy that appeared to be recovering from a decade-long recession.

AVERAGE ANNUAL TOTAL RETURNS
                             Class A                Class B                   Class C                   Class Y
(Inception dates)           (10/3/02)              (10/3/02)                 (10/3/02)                 (10/3/02)
                        NAV(1)     POP(2)     NAV(1)    After CDSC(3)   NAV(1)    After CDSC(4)   NAV(5)     POP(5)
as of April 30, 2004
6 months*               +11.49%     +5.07%    +10.98%       +6.98%      +11.06%      +10.06%      +11.56%    +11.56%
1 year                  +51.02%    +42.32%    +49.93%      +45.93%      +50.04%      +50.04%      +51.52%    +51.52%
Since inception         +39.51%    +34.36%    +38.39%      +36.27%      +38.46%      +38.46%      +39.81%    +39.81%

as of March 31, 2004
6 months*               +20.61%    +13.68%    +20.30%      +16.30%      +20.38%      +19.38%      +20.84%    +20.84%
1 year                  +70.71%    +60.88%    +69.49%      +65.49%      +69.61%      +69.61%      +71.27%    +71.27%
Since inception         +43.94%    +38.34%    +42.87%      +40.60%      +42.93%      +42.93%      +44.26%    +44.26%

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

* Not annualized.

(1) Excluding sales charge.

(2) Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4) 1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Within our portion of the Fund, performance was driven primarily by individual stock selection.(end callout quote)

-- Franklin Templeton

    After posting strong performance in 2003, international equities continued to benefit during the early months of 2004 from abundant liquidity, unusually low interest rates, and investor optimism about a global economic recovery. At the same time, however, investors were increasingly focused on geopolitical risks, terrorism, and high-energy prices. This positive U.S. economic news together with the imminent fear of inflation in both the U.S. and China weakened the international equity markets in April, causing most to end the period at lower levels than the peaks reached just weeks earlier in mid-February.

    One contributor to our underperformance was a higher-than-usual cash position, which averaged 13% of the portfolio over the period. In a strongly rising market environment coupled with low interest rates, the cash position acted as a "drag" on performance. We anticipate that over time our cash position will equal between 3% and 7% of our portion of the Fund.

    Our lower-than-index position in Japan hurt performance over the period as well. We have had difficulty identifying undervalued stocks in Japan and will continue to maintain an underweight position in that country until conditions change. In light of the recent sell off in Japanese stocks in April and May, we believe some of the strong performance during the period was once again related to the March fiscal year end in Japan, which historically has been correlated with a brief spurt of strong asset performance.

    Wellington: Our portion of the Fund performed in line with its Lipper peer group and underperformed the benchmark index for the six months ended April 30, 2004. The revival of Japan was a major factor affecting our investment universe over the past several months, as was evidence of speculation in the Hong Kong-listed Chinese stocks. Against this backdrop, Japanese equities were a top contributor to our portion of the portfolio's performance during the

--------------------------------------------------------------------------------
6 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> The revival of Japan was a major factor affecting our investment universe over the past several months. (end callout quote)

-- Wellington Management

    semiannual period, with consumer staples an area of particular strength. Stock selection in financials and information technology was also meaningful to our results. On the other hand, poorly-performing Fund holdings in the industrials and energy sectors detracted from our relative returns. Our portion of the portfolio's relative performance was also held back somewhat by not owning a few of the big winners in the benchmark. These included Irish drug company Elan and the United Kingdom's oil exploration group Cairn.

Q: What changes did you make to your portion of the portfolio and how is it currently positioned?

    Franklin Templeton: We did not make any significant changes to our portion of the portfolio during the semiannual period. Portfolio sales over the last six months include the shares of a fully integrated homebuilder, engaged in all aspects of the design, development, and construction of entry level housing for low-income families in Mexico. The stock had performed well during our multi-year holding period, but our analysis indicated that its share price had become greater than our estimate of its intrinsic value.

    Currently, our portion of the Fund has 27% invested in Asia, 41% in Europe, 10% in Canada, 8% in Australia/New Zealand and the balance spread between Latin America, Israel and cash. Our Hong Kong and China holdings are concentrated in high growth exporters who benefit from low labor and property costs in southern China. We continue to believe that the compelling growth prospects for these exporters are not well reflected in their low valuations.

    Our European holdings are concentrated in the U.K. which looks to us to be the most undervalued market in the developed world today. We have increased and are currently increasing our exposure to U.K. stocks.

--------------------------------------------------------------------------------
7 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

    On a sector basis, the largest share of our portion of the portfolio is in industrials. While industrial stocks have performed well over the past year, many of the stocks were coming off exceptionally depressed levels and we believe our holdings are still substantially undervalued. One industrial stock we particularly like is Vestas Wind Systems in Denmark, a manufacturer of wind turbines for clean electricity generation.

    Wellington: During the semiannual period, we shifted to a less aggressive stance in our portion of the Fund in terms of sector positioning. This reflects our view that higher beta stocks have now had a great run, and most of them are looking expensive or at least fully valued, particularly in the technology, capital goods, real estate and materials sectors. With this in mind, we maintained less-than-index positions in these areas. Higher beta stocks are those considered more volatile than the equity market as a whole.

    As part of this same shift in posture, we reduced our exposure to consumer discretionary stocks. We also maintained the portfolio's greater-than-index positions in relatively defensive areas, such as consumer staples and health care. We built a significant position in Japanese regional banks, a late-cyclical area that is only just showing signs of life from 20-year lows.

    Based on bottom-up stock selection, our portion of the Fund had greater-than-index positions in the bank, media, consumer staples, health care, and business service areas at the end of the semiannual period.

--------------------------------------------------------------------------------
8 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

Q:  How do you intend to manage your portion of the Fund in the coming months?

    Franklin Templeton: We continue to believe that our portion of the portfolio is well positioned to take advantage of opportunities around the world, as we apply our time-tested bottom-up, value-oriented long-term investment strategy. We remain encouraged by the investment opportunities available in a broad range of countries and industries around the world. We believe the international small-cap equity asset class continues to be attractive, and we remain confident that our team of small-cap equity research analysts has helped identify stocks that we believe offer attractive appreciation potential relative to the overall international equity market.

    Wellington: The worldwide recovery of the equity markets continued over the semiannual period, as the corporate sector reported profits in line with or ahead of market expectations. In fact, an unusual factor affecting our investment universe during the first quarter of 2004 was the relative lack of earnings downgrades or profit shortfalls. In our view, this suggests that we are nearing a peak in the level of upgrades. We believe this phenomenon may negatively affect equity markets, particularly markets such as Asia and Japan.

    We remain invested in high-quality, profitable businesses with sustainable competitive advantages that have been overlooked by others in the rush for leverage to a strong global economic recovery. We would characterize our investments as sound names with growth, but also defensive, qualities.

--------------------------------------------------------------------------------
9 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2004 SEMIANNUAL REPORT

Investments in Securities

AXP Partners International Small Cap Fund

April 30, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (90.5%)(c)
Issuer                                            Shares           Value(a)

Australia (4.8%)

Engineering & construction (0.2%)
Multiplex Group                                   59,106           $148,831

Financial services (--%)
Iress Market Technology                           13,400             30,164

Food (0.3%)
AWB                                               47,692            165,167

Industrial transportation (0.3%)
Adsteam Marine                                   163,877            180,903

Insurance (0.4%)
Promina Group                                     92,750            250,947

Media (1.6%)
APN News & Media                                  84,040            238,295
John Fairfax Holdings                            217,347            525,333
STW Communications Group                          48,798            116,186
Total                                                               879,814

Metals (0.8%)
Iluka Resources                                  172,130            485,590

Multi-industry (0.2%)
Mayne Group                                       65,130            149,902

Precious metals (0.5%)
Sons of Gwalia                                   176,690(b)         316,155

Textiles & apparel (0.5%)
Billabong Intl                                    56,510            309,867

Belgium (0.6%)

Electronics
Barco                                              4,210            349,268

Brazil (0.3%)

Paper & packaging
Aracruz Celulose ADR                               5,380            167,533

Canada (4.6%)

Aerospace & defense (0.5%)
CAE                                               76,400            317,498

Automotive & related (0.5%)
Linamar                                           30,520            283,928

Banks and savings & loans (0.6%)
Laurentian Bank of Canada                         17,480            352,633

Computer software & services (0.2%)
ATI Technologies                                   7,200(b)         104,724

Electronics (0.4%)
GSI Lumonics                                      19,410(b)         265,338

Energy equipment & services (0.6%)
Precision Drilling                                 6,990(b)         332,530

Food (0.4%)
North West Co Fund                                11,650            197,904
Sobeys                                             3,100             64,753
Total                                                               262,657

Media (0.8%)
Quebecor World                                    15,230            262,050
Torstar Cl B                                       7,000            142,899
Transcontinental Cl B                              4,820             82,828
Total                                                               487,777

Real estate investment trust (0.6%)
Legacy Hotels                                     73,210            362,954

Chile (0.8%)

Insurance
Baloise Holding                                    7,600            308,695
Converium Holding                                  3,063            160,246
Total                                                               468,941

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2004 SEMIANNUAL REPORT

Issuer                                            Shares           Value(a)

China (1.7%)

Electronics (0.5%)
Ngai Lik Industrial Holding                      600,000           $271,185

Energy (0.4%)
China Oilfield Services                          918,000            264,838

Health care products (0.2%)
Far East Pharmaceutical
  Technology                                     789,200            106,251

Multi-industry (0.3%)
Lerado Group Holding                           1,181,984            201,567

Textiles & apparel (0.3%)
Weiqiao Textile Cl H                             139,000            180,008

Denmark (3.2%)

Beverages & tobacco (0.9%)
Carlsberg Cl B                                    11,347            560,023
Carlsberg Cl B                                       100(b)           4,807
Total                                                               564,830

Engineering & construction (0.5%)
FLS Inds Cl B                                     21,890(b)         285,513

Food (0.3%)
Danisco                                            4,060            192,206

Multi-industry (0.5%)
ISS                                                5,650            282,036

Utilities -- electric (1.0%)
Vestas Wind Systems                               39,700(b)         591,325

Finland (2.7%)

Computer software & services (0.4%)
TietoEnator                                        7,800            232,208

Health care services (0.8%)
Orion-Yhtyma Cl B                                 19,195            493,256

Machinery (0.8%)
KCI Konecranes Intl                                4,780            174,656
Metso                                             28,800            352,959
Total                                                               527,615

Multi-industry (0.7%)
Amer Group                                         8,360            396,304

France (5.4%)

Beverages & tobacco (0.9%)
Remy Cointreau                                    16,700            555,983

Electronics (0.4%)
Nexans                                             6,900            232,032

Engineering & construction (0.1%)
Fimalac                                            1,980             77,566

Insurance (0.3%)
April Group                                       10,350            201,984

Machinery (0.7%)
ALSTOM                                           233,200(b)         441,410

Media (1.6%)
Havas                                             72,705            401,534
NRJ Group                                         25,640            550,750
Total                                                               952,284

Multi-industry (0.9%)
Bacou-Dalloz                                       3,602            271,857
Cegedim                                            3,605            246,819
Total                                                               518,676

Retail -- general (0.5%)
Galeries Lafayette                                   780            137,082
Marionnaud Parfumeries                             4,000            143,664
Total                                                               280,746

Germany (2.8%)

Building materials & construction (0.4%)
Hochtief                                           8,900            248,856

Electronics (0.6%)
Aixtron                                           14,449             83,434
ELMOS Semiconductor                                9,710            146,570
Funkwerk                                           3,600            120,543
Total                                                               350,547

Health care products (0.8%)
Celesio                                            4,300            239,591
Schwarz Pharma                                     7,550            213,912
Total                                                               453,503

Machinery (0.2%)
Singulus Technologies                              7,300(b)         146,485

Multi-industry (0.8%)
Jenoptik                                          40,566            485,980

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2004 SEMIANNUAL REPORT

Issuer                                            Shares           Value(a)

Greece (1.2%)

Banks and savings & loans (0.4%)
Bank of Piraeus                                   20,175           $237,829

Building materials & construction (0.6%)
Aktor Technical                                   38,647            206,494
Titan Cement                                       3,300            149,992
Total                                                               356,486

Lodging & gaming (0.2%)
Intralot-Intergrated Lottery                       7,700            141,874

Hong Kong (5.8%)

Banks and savings & loans (0.9%)
Dah Sing Financial Group                          40,000            287,213
Wing Hang Bank                                    19,500            123,764
Wing Lung Bank                                    17,400            126,053
Total                                                               537,030

Electronics (0.6%)
ASM Pacific Technology                            35,500            147,023
Techtronic Inds                                   88,000            235,822
Total                                                               382,845

Health care products (0.5%)
China Pharmaceutical                              40,000             11,668
Moulin Intl Holdings                             382,000            266,941
Total                                                               278,609

Media (0.6%)
Asia Satellite
 Telecommunications Holdings                      96,000            166,173
i-CABLE Communications                           500,000            192,330
Total                                                               358,503

Multi-industry (1.2%)
Beijing Capital Intl Airport                     676,000            208,024
First Pacific                                    676,000(b)         157,752
Hopewell Holdings                                134,000            237,104
Li & Fung                                        102,000            158,903
Total                                                               761,783

Retail -- general (0.6%)
Giordano Intl                                    622,000            356,894

Textiles & apparel (0.9%)
Fountain Set                                     424,000            315,318
Texwinca Holdings                                308,823            229,664
Total                                                               544,982

Utilities -- electric (0.5%)
China Resources Power Holdings                   572,000(b)         306,202

India (1.0%)

Automotive & related (0.4%)
Tata Motors GDR                                   26,450            273,758

Building materials & construction (0.3%)
Gujarat Ambuja Cements GDR                        21,060            151,843

Computer software & services (0.3%)
Satyam Computer Services                           9,280            180,218

Indonesia (0.3%)

Telecom equipment & services
Indonesian Satellite                             355,000            162,292

Israel (0.3%)

Electronics
Orbotech                                           8,420(b)         177,830

Italy (3.4%)

Automotive & related (0.4%)
Brembo                                            34,500            245,093

Banks and savings & loans (0.2%)
Banco Popolare di Verona e Novara                  8,730            145,164

Engineering & construction (0.4%)
Permasteelisa                                     12,800            214,681

Health care products (0.7%)
Amplifon                                           6,797            209,596
Sorin                                             65,727(b)         184,647
Total                                                               394,243

Media (0.4%)
Caltagirone Editore                               28,050            213,049

Real estate (0.2%)
Pirelli & C. Real Estate                           3,800            133,385

Textiles & apparel (0.6%)
Tod's                                             11,120            408,845

Utilities -- electric (0.5%)
Hera                                             160,200(b)         322,425

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2004 SEMIANNUAL REPORT

Issuer                                            Shares           Value(a)

Japan (18.1%)

Airlines (0.6%)
Japan Airport Terminal                            38,000           $364,525

Banks and savings & loans (3.9%)
77 Bank                                           80,000            480,725
Aichi Bank                                         3,300            223,982
Bank of Fukuoka                                   29,000            152,480
Joyo Bank                                        121,000            469,765
Shiga Bank                                        72,000            365,538
Suruga Bank                                       47,000            348,353
Tokyo Tomin Bank                                  10,700            267,258
Total                                                             2,308,101

Beverages & tobacco (0.7%)
Coca-Cola West Japan                              11,700            263,647
Kirin Beverage                                     6,000            131,946
Total                                                               395,593

Building materials & construction (0.3%)
Sumitomo Osaka Cement                             63,000            157,357

Chemicals (1.7%)
Fujimi                                             5,700            171,774
Taiyo Ink Mfg                                     10,900            376,814
Takasago Intl                                     19,000             82,018
Tokyo Ohka Kogyo                                  20,500            400,724
Total                                                             1,031,330

Computer software & services (1.3%)
Fujitsu Support & Service                         10,000            170,136
Ines                                              22,000            223,385
Meitec                                             7,000            246,425
NEC Soft                                           5,700            159,394
Total                                                               799,340

Electronics (1.6%)
Futaba                                             8,600            225,312
Hitachi Maxell                                    13,300            192,579
Hitachi Medical                                   12,000            155,837
Hosiden                                           19,900            277,160
NEC System Integration  & Construction             9,300             87,866
Total                                                               938,754

Financial services (0.3%)
Japan Securities Finance                          29,000            185,810

Food (0.4%)
House Foods                                       11,000            148,923
Kikkoman                                          11,000             87,403
Total                                                               236,326

Health care products (2.4%)
Kobayashi Pharmaceutical                          19,000            511,537
Mochida Pharmaceutical                            19,000            124,833
Nippon Shinyaku                                   38,000            213,557
Ono Pharmaceutical                                 3,000            128,688
Tanabe Seiyaku                                    38,000            364,525
Towa Pharmaceutical                                6,000            127,330
Total                                                             1,470,470

Home building (0.5%)
Meiwa Estate                                       5,000             54,661
PanaHome                                          45,000            246,380
Total                                                               301,041

Household products (0.7%)
Milbon                                             8,300            217,452
Sangetsu                                           5,600            131,511
Toto                                               9,000             96,109
Total                                                               445,072

Leisure time & entertainment (0.3%)
Avex                                               9,100            154,824

Machinery (0.5%)
THK                                               14,800            285,955

Media (0.4%)
Asatsu-DK                                          5,400            153,448
Kadokawa Holdings                                  2,600             94,588
Total                                                               248,036

Multi-industry (1.0%)
Bellsystem24                                         800            173,466
Hokuto                                             9,000            140,824
Sohgo Security Services                            8,100            108,122
Tokyo Individualized
  Educational Institute                           13,380            166,130
Total                                                               588,542

Paper & packaging (0.4%)
Toppan Forms                                      19,500            264,000

Retail -- drugstores (0.3%)
Tsuruha                                            7,800            204,000

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
13 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2004 SEMIANNUAL REPORT

Issuer                                            Shares           Value(a)

Japan (cont.)

Retail -- general (0.8%)
Canon Sales                                       14,000           $183,837
Kose                                               5,190            175,662
Otsuka Kagu                                        3,700            134,271
Pilot                                                  1              3,285
Total                                                               497,055

Textiles & apparel (--%)
Nagaileben                                         1,600             28,829

Luxembourg (0.3%)

Multi-industry
Thiel Logistik                                    26,750(b)         167,283

Mexico (1.2%)

Beverages & tobacco (0.3%)
Grupo Continental                                 89,480            164,266

Household products (0.4%)
Kimberly-Clark de Mexico Cl A                     89,500            236,926

Multi-industry (0.5%)
Grupo Aeroportuario  del Sureste ADR               9,780            191,199
Grupo Financiero Banorte                          35,900            127,091
Total                                                               318,290

Netherlands (5.1%)

Building materials & construction (0.3%)
AM NV                                             21,800            198,485

Computer software & services (0.2%)
Unit 4 Agresso                                    10,800(b)         148,403

Food (0.5%)
CSM                                               11,615            284,557

Health care products (0.7%)
OPG Groep                                          8,400            399,006

Machinery (0.4%)
IHC Caland                                         5,440            256,058

Multi-industry (1.9%)
Aalberts Inds                                     10,410            311,156
Arcadis                                           12,480            171,339
Imtech                                            14,050            350,776
Vedior                                            19,680(b)         285,749
Total                                                             1,119,020

Retail -- grocery (0.3%)
Laurus                                           137,355(b)         187,588

Telecom equipment & services (0.3%)
Draka Holding                                     11,040(b)         201,034

Utilities -- telephone (0.5%)
Equant                                            41,300(b)         306,760

New Zealand (1.6%)

Airlines (0.2%)
Air New Zealand                                  553,231(b)         145,432

Health care products (0.7%)
Fisher & Paykel Healthcare                        43,760            356,062

Paper & packaging (0.3%)
Carter Holt Harvey                               159,469            209,605

Retail -- general (0.4%)
Warehouse Group                                   96,277            262,733

Norway (0.5%)

Energy equipment & services
Prosafe ASA                                       15,310            332,394

Papua New Guinea (0.3%)

Energy equipment & services
Oil Search                                       232,578            194,654

Philippine Islands (--%)

Utilities -- telephone
Philippine Long Distance Telephone                 1,500(b)          28,944

Singapore (1.8%)

Food (0.7%)
Want Want Holdings                               347,030            371,322

Health care products (0.3%)
Osim Intl                                        300,800            206,851

Media (0.3%)
SembCorp Logistics                               180,000            190,431

Telecom equipment & services (0.5%)
MobileOne                                        359,000            310,174

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2004 SEMIANNUAL REPORT

Issuer                                            Shares           Value(a)

South Korea (4.5%)

Automotive & related (0.5%)
Halla Climate Control                              3,710           $297,305

Banks and savings & loans (2.3%)
Daegu Bank                                        78,260            449,012
Daewoo Securities                                 54,190(b)         202,808
Koram Bank                                        13,650            174,552
Korea Exchange Bank                               39,780(b)         208,904
Pusan Bank                                        62,460            363,684
Total                                                             1,398,960

Cellular telecommunications (0.1%)
Pantech                                            8,260(b)          60,278

Electronics (0.6%)
Daeduck Electronics                               22,130            225,451
Reigncom                                           1,412            128,681
Total                                                               354,132

Financial services (0.3%)
Samsung Securities                                 9,020            186,475

Household products (0.5%)
LG Household & Health Care                        10,427            314,232

Telecom equipment & services (0.2%)
Curitel Communications                            31,900(b)          95,455

Spain (1.6%)

Engineering & construction (0.2%)
ACS, Actividades de
  Construccion y Servicios                         2,918            141,683

Industrial transportation (0.7%)
Transportes Azkar                                 55,200            380,245

Lodging & gaming (0.5%)
Sol Melia                                         38,310            324,939

Multi-industry (0.2%)
Prosegur, Compania de Seguridad                    6,828            111,329

Sweden (2.8%)

Computer software & services (0.3%)
Teleca AB                                         32,820            186,482

Financial services (0.9%)
D. Carnegie & Co                                  21,130            225,458
Kungsleden                                         9,320            241,597
Total                                                               467,055

Home building (0.4%)
JM AB                                             14,860            262,640

Media (0.5%)
Enrio                                             38,290            310,804

Multi-industry (0.7%)
Observer                                         110,970            443,113

Switzerland (2.1%)

Banks and savings & loans (0.2%)
Vontobel Holding                                   6,890            149,239

Chemicals (0.6%)
Gurit-Heberlein                                      470            382,170

Food (0.3%)
Lindt & Spruengli                                    190            189,266

Health care products (0.6%)
Bachem Holding Cl B                                3,770            213,536
Tecan Group                                        3,294            124,638
Total                                                               338,174

Insurance (0.1%)
Helvetia Patria Holding                              187             32,346

Leisure time & entertainment (--%)
Kuoni Reisen Holding                                  40             15,598

Machinery (0.3%)
SIG Holding                                        1,040            176,680

Taiwan (0.4%)

Computer hardware (0.2%)
Compal Electronics                               133,250            149,369

Furniture & appliances (0.2%)
Taiwan Fu Hsing Industrial                       129,000            114,447

Thailand (0.3%)

Energy equipment & services
PTT Public                                        51,600            198,626

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2004 SEMIANNUAL REPORT

Issuer                                            Shares           Value(a)

United Kingdom (11.0%)

Building materials & construction (1.0%)
Novar                                            266,036           $605,318

Computer software & services (1.0%)
Misys                                            124,950            460,881
Surfcontrol                                       12,219 (b)        130,323
Total                                                               591,204

Electronics (0.2%)
Kesa Electricals                                  22,471            112,643

Energy equipment & services (0.9%)
John Wood Group                                  186,990            470,337
Tullow Oil                                        55,700             94,062
Total                                                               564,399

Financial services (0.4%)
London Stock Exchange                             43,188            267,739

Food (0.7%)
Geest                                             45,960            423,199

Health care products (0.6%)
Bespak                                            11,156            108,574
Cambridge Antibody
  Technology Group                                23,200(b)         233,833
Total                                                               342,407

Industrial services (0.8%)
PHS Group                                        142,637            212,983
VT Group                                          51,208            244,864
Total                                                               457,847

Industrial transportation (1.2%)
Avis Europe                                      245,710            428,039
FirstGroup                                        58,900            281,121
Total                                                               709,160

Insurance (0.4%)
Hiscox                                            47,100            133,123
Homeserve                                          9,304            104,525
Total                                                               237,648

Machinery (0.8%)
Bodycote Intl                                    180,075            475,351

Miscellaneous (0.4%)
South Staffordshire                               16,116(b)         220,588

Multi-industry (2.1%)
Aggreko                                          135,000            385,762
Brambles Inds                                     41,050            153,238
De La Rue                                         56,300            330,260
Kidde                                            232,490            462,866
Total                                                             1,332,126

Retail -- general (0.3%)
WH Smith                                          27,798            176,284

Textiles & apparel (0.2%)
Burberry Group                                    19,550            134,664

Total common stocks
(Cost: $49,759,661)                                             $54,727,035

Preferred stock (0.2%)(c)
Issuer                                            Shares           Value(a)

Hugo Boss                                          6,410           $142,065

Total preferred stock
(Cost: $58,198)                                                    $142,065

Total investments in securities
(Cost: $49,817,859)(d)                                          $54,869,100

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At April 30, 2004, the cost of securities for federal income tax purposes was approximately $49,818,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $ 6,126,000
     Unrealized depreciation                                     (1,075,000)
                                                                 ----------
     Net unrealized appreciation                                $ 5,051,000
                                                                -----------

--------------------------------------------------------------------------------
16 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners International Small Cap Fund

April 30, 2004 (Unaudited)
Assets
Investments in securities, at value (Note 1)
   (identified cost $49,817,859)                                                                        $54,869,100
Cash in bank on demand deposit                                                                            6,449,758
Capital shares receivable                                                                                    54,690
Dividends and accrued interest receivable                                                                   207,080
Receivable for investment securities sold                                                                   719,624
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                               226,241
                                                                           -                                -------
Total assets                                                                                             62,526,493
                                                                                                         ----------
Liabilities
Capital shares payable                                                                                       38,491
Payable for investment securities purchased                                                               1,928,754
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                                38,944
Accrued investment management services fee                                                                    1,858
Accrued distribution fee                                                                                        622
Accrued transfer agency fee                                                                                     317
Accrued administrative services fee                                                                             133
Other accrued expenses                                                                                       54,314
                                                                                                             ------
Total liabilities                                                                                         2,063,433
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                      $60,463,060
                                                                                                        ===========
Represented by
Capital stock -- $.01 par value (Note 1)                                                                $    78,364
Additional paid-in capital                                                                               51,793,350
Excess of distributions over net investment income                                                          (37,985)
Accumulated net realized gain (loss)                                                                      3,398,043
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)                            5,231,288
                                                                                                          ---------
Total -- representing net assets applicable to outstanding capital stock                                $60,463,060
                                                                                                        ===========
Net assets applicable to outstanding shares:                Class A                                     $45,082,860
                                                            Class B                                     $10,834,034
                                                            Class C                                     $   531,361
                                                            Class I                                     $ 3,936,949
                                                            Class Y                                     $    77,856
Net asset value per share of outstanding capital stock:     Class A shares           5,831,505          $      7.73
                                                            Class B shares           1,417,632          $      7.64
                                                            Class C shares              69,365          $      7.66
                                                            Class I shares             507,845          $      7.75
                                                            Class Y shares              10,050          $      7.75
                                                                                        ------          -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2004 SEMIANNUAL REPORT

Statement of operations
AXP Partners International Small Cap Fund

Six months ended April 30, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                                                $  564,948
Interest                                                                                                      2,454
   Less foreign taxes withheld                                                                              (63,293)
                                                                                                            -------
Total income                                                                                                504,109
                                                                                                            -------
Expenses (Note 2):
Investment management services fee                                                                          236,887
Distribution fee
   Class A                                                                                                   44,582
   Class B                                                                                                   37,470
   Class C                                                                                                    1,771
Transfer agency fee                                                                                          33,051
Incremental transfer agency fee
   Class A                                                                                                    2,627
   Class B                                                                                                    1,603
   Class C                                                                                                       95
Service fee -- Class Y                                                                                           37
Administrative services fees and expenses                                                                    16,889
Compensation of board members                                                                                 3,417
Custodian fees                                                                                              101,481
Printing and postage                                                                                         20,735
Registration fees                                                                                            26,588
Audit fees                                                                                                    8,500
Other                                                                                                           921
                                                                                                                ---
Total expenses                                                                                              536,654
   Expenses waived/reimbursed by AEFC (Note 2)                                                              (78,052)
                                                                                                            -------
                                                                                                            458,602
   Earnings credits on cash balances (Note 2)                                                                    (5)
                                                                                                                 --
Total net expenses                                                                                          458,597
                                                                                                            -------
Investment income (loss) -- net                                                                              45,512
                                                                                                             ------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                         3,417,086
   Foreign currency transactions                                                                             (2,143)
                                                                                                             ------
Net realized gain (loss) on investments                                                                   3,414,943
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                       406,123
                                                                                                            -------
Net gain (loss) on investments and foreign currencies                                                     3,821,066
                                                                                                          ---------
Net increase (decrease) in net assets resulting from operations                                          $3,866,578
                                                                                                         ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Partners International Small Cap Fund
                                                                                     April 30, 2004    Oct. 31, 2003
                                                                                    Six months ended    Year ended
                                                                                       (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                       $    45,512       $    73,403
Net realized gain (loss) on investments                                                 3,414,943         2,407,742
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                     406,123         4,608,021
                                                                                          -------         ---------
Net increase (decrease) in net assets resulting from operations                         3,866,578         7,089,166
                                                                                        ---------         ---------
Distributions to shareholders from:
   Net investment income
     Class A                                                                             (136,203)               --
     Class B                                                                              (15,932)               --
     Class C                                                                                 (303)               --
     Class Y                                                                                 (358)               --
   Net realized gain
     Class A                                                                           (2,009,227)               --
     Class B                                                                             (376,571)               --
     Class C                                                                              (18,142)               --
     Class Y                                                                               (4,428)               --
                                                                                       ----------            ------
Total distributions                                                                    (2,561,164)               --
                                                                                       ----------            ------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             18,599,377         9,059,867
   Class B shares                                                                       6,786,381         3,416,618
   Class C shares                                                                         381,425           138,224
   Class I shares                                                                       4,001,256                --
   Class Y shares                                                                           5,200            29,000
Reinvestment of distributions at net asset value
   Class A shares                                                                       1,070,043                --
   Class B shares                                                                         386,371                --
   Class C shares                                                                          17,257                --
   Class Y shares                                                                           3,704                --
Payments for redemptions
   Class A shares                                                                      (1,349,852)         (506,583)
   Class B shares (Note 2)                                                               (472,564)         (161,164)
   Class C shares (Note 2)                                                                (30,616)          (66,272)
   Class I shares                                                                             (69)               --
                                                                                       ----------            ------
Increase (decrease) in net assets from capital share transactions                      29,397,913        11,909,690
                                                                                       ----------        ----------
Total increase (decrease) in net assets                                                30,703,327        18,998,856
Net assets at beginning of period                                                      29,759,733        10,760,877
                                                                                       ----------        ----------
Net assets at end of period                                                           $60,463,060       $29,759,733
                                                                                      ===========       ===========
Undistributed (excess of distributions over) net investment income                    $   (37,985)      $    69,299
                                                                                      -----------       -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Partners International Small Cap Fund

(Unaudited as to April 30, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of non-U.S. companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. As of April 30, 2004, American Express Financial Corporation (AEFC) and its affiliates owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made
--------------------------------------------------------------------------------
20 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2004 SEMIANNUAL REPORT in good faith in accordance with the procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
21 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2004 SEMIANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
22 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2004 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 1.12% to 0.995% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Small Cap Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $9,981 for the six months ended April 30, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.08% to 0.055% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has Subadvisory Agreements with Templeton Investment Counsel, LLC and Wellington Management Company, LLP. New investments in the Fund, net of any redemptions, are allocated to the subadvisers in equal portions. However, each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

--------------------------------------------------------------------------------
23 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2004 SEMIANNUAL REPORT

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $201,822 for Class A, $1,912 for Class B and $85 for Class C for the six months ended April 30, 2004.

For the six months ended April 30, 2004, AEFC and its affiliates waived certain fees and expenses to 1.94% for Class A, 2.72% for Class B, 2.72% for Class C, 1.56% for Class I and 1.77% for Class Y. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2004. Under this agreement, net expenses will not exceed 1.95% for Class A, 2.72% for Class B, 2.72% for Class C, 1.56% for Class I and 1.78% for Class Y of the Fund's average daily net assets.

During the six months ended April 30, 2004, the Fund's custodian and transfer agency fees were reduced by $5 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $41,180,478 and $16,994,391, respectively, for the six months ended April 30, 2004. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                    Six months ended April 30, 2004
                                          Class A    Class B    Class C      Class I*   Class Y
Sold                                    2,423,144    892,675     50,072      507,854        683
Issued for reinvested distributions       149,239     54,419      2,424           --        516
Redeemed                                 (175,896)   (61,900)    (3,979)          (9)        --
                                        ---------    -------     ------      -------      -----
Net increase (decrease)                 2,396,487    885,194     48,517      507,845      1,199
                                        ---------    -------     ------      -------      -----

* Inception date was March 4, 2004.

                                                         Year ended Oct. 31, 2003
                                          Class A    Class B    Class C      Class I    Class Y
Sold                                    1,436,856    534,719     24,378          N/A      4,793
Issued for reinvested distributions            --         --         --          N/A         --
Redeemed                                  (82,672)   (27,147)    (9,782)         N/A         --
                                        ---------    -------     ------      -------      -----
Net increase (decrease)                 1,354,184    507,572     14,596          N/A      4,793
                                        ---------    -------     ------      -------      -----

--------------------------------------------------------------------------------
24 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2004 SEMIANNUAL REPORT

5. FORWARD FOREIGN CURRENCY CONTRACTS

As of April 30, 2004, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                            Currency to               Currency to       Unrealized         Unrealized
Exchange date              be delivered               be received      appreciation       depreciation
May 3, 2004                      12,841                     9,343           $ 78             $ --
                      Australian Dollar               U.S. Dollar
May 3, 2004                      13,129                    82,490            154               --
                            U.S. Dollar              Danish Krone
May 3, 2004                      40,472                    34,174            468               --
                            U.S. Dollar    European Monetary Unit
May 3, 2004                      27,243                   209,518            187               --
                            U.S. Dollar             Swedish Krona
May 3, 2004                         170                       223              2               --
                            U.S. Dollar               Swiss Franc
May 4, 2004                     167,952                   120,692             --              485
                      Australian Dollar               U.S. Dollar
May 4, 2004                     158,242                    89,367            617               --
                            U.S. Dollar             British Pound
May 4, 2004                     381,608                   215,103            760               --
                            U.S. Dollar             British Pound
May 4, 2004                       3,761                    23,464             17               --
                            U.S. Dollar              Danish Krone
May 4, 2004                      29,269                    24,447             18               --
                            U.S. Dollar    European Monetary Unit
May 4, 2004                      53,853                   411,445             14               --
                            U.S. Dollar             Swedish Krona
May 4, 2004                       1,545                     1,997             --                3
                            U.S. Dollar               Swiss Franc
May 5, 2004                      11,563                     8,333             --                9
                      Australian Dollar               U.S. Dollar
May 5, 2004                       3,124                    19,399             --                1
                            U.S. Dollar              Danish Krone
May 5, 2004                      35,049                    41,984             --                5
                 European Monetary Unit               U.S. Dollar
May 5, 2004                      18,454                   140,953             --               --
                            U.S. Dollar             Swedish Krona
May 5, 2004                       1,026                     1,330              1               --
                            U.S. Dollar               Swiss Franc
May 6, 2004                   5,706,066                    52,006            364               --
                           Japanese Yen               U.S. Dollar
May 7, 2004                   9,285,671                    84,772            732               --
                           Japanese Yen               U.S. Dollar
May 10, 2004                 12,146,771                   110,295            369               --
                           Japanese Yen               U.S. Dollar

--------------------------------------------------------------------------------
25 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2004 SEMIANNUAL REPORT

                            Currency to               Currency to       Unrealized         Unrealized
Exchange date              be delivered               be received      appreciation       depreciation
Dec. 31, 2004                   726,000                   512,429       $  2,869          $    --
                      Australian Dollar               U.S. Dollar
Dec. 31, 2004                   524,000                   369,944          2,162               --
                      Australian Dollar               U.S. Dollar
Dec. 31, 2004                   609,000                 1,029,667             --           30,458
                          British Pound               U.S. Dollar
Dec. 31, 2004                   329,000                   564,729             --            7,983
                          British Pound               U.S. Dollar
Dec. 31, 2004                   261,000                   462,231          7,892               --
                          British Pound               U.S. Dollar
Dec. 31, 2004                   395,000                   713,252         25,650               --
                          British Pound               U.S. Dollar
Dec 31, 2004                    747,000                   916,046         24,849               --
                 European Monetary Unit               U.S. Dollar
Dec. 31, 2004                   441,000                   541,319         15,190               --
                 European Monetary Unit               U.S. Dollar
Dec. 31, 2004                   668,000                   838,307         41,359               --
                 European Monetary Unit               U.S. Dollar
Dec. 31, 2004                   530,000                   653,644         21,335               --
                 European Monetary Unit               U.S. Dollar
Dec. 31, 2004                   590,000                   732,470         28,580               --
                 European Monetary Unit               U.S. Dollar
Dec. 31, 2004                   549,000                   679,333         24,357               --
                 European Monetary Unit               U.S. Dollar
March 31, 2005                  771,000                   564,912         28,217               --
                      Australian Dollar               U.S. Dollar
                                                                        --------          -------
Total                                                                   $226,241          $38,944
                                                                        --------          -------

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 2004.

--------------------------------------------------------------------------------
26 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2004 SEMIANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004(h)          2003              2002(b)
Net asset value, beginning of period                                          $7.45            $5.09             $4.92
Income from investment operations:
Net investment income (loss)                                                    .01              .02                --
Net gains (losses) (both realized and unrealized)                               .80             2.34               .17
Total from investment operations                                                .81             2.36               .17
Less distributions:
Dividends from net investment income                                           (.03)              --                --
Distributions from realized gains                                              (.50)              --                --
Total distributions                                                            (.53)              --                --
Net asset value, end of period                                                $7.73            $7.45             $5.09

Ratios/supplemental data
Net assets, end of period (in millions)                                         $45              $26               $11
Ratio of expenses to average daily net assets(c),(e)                          1.94%(d)         1.95%             1.86%(d)
Ratio of net investment income (loss) to average daily net assets              .29%(d)          .52%            (1.08%)(d)
Portfolio turnover rate (excluding short-term securities)                       43%              87%                7%
Total return(f)                                                              11.49%(g)        46.37%             3.46%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 2.28% for the six months ended April 30, 2004 and 3.09% and 10.34% for the periods ended Oct. 31, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
27 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004(h)          2003              2002(b)
Net asset value, beginning of period                                          $7.39            $5.08             $4.92
Income from investment operations:
Net investment income (loss)                                                   (.01)            (.02)             (.01)
Net gains (losses) (both realized and unrealized)                               .78             2.33               .17
Total from investment operations                                                .77             2.31               .16
Less distributions:
Dividends from net investment income                                           (.02)              --                --
Distributions from realized gains                                              (.50)              --                --
Total distributions                                                            (.52)              --                --
Net asset value, end of period                                                $7.64            $7.39             $5.08

Ratios/supplemental data
Net assets, end of period (in millions)                                         $11               $4               $--
Ratio of expenses to average daily net assets(c),(e)                          2.72%(d)         2.72%             2.72%(d)
Ratio of net investment income (loss) to average daily net assets             (.36%)(d)        (.45%)           (2.17%)(d)
Portfolio turnover rate (excluding short-term securities)                       43%              87%                7%
Total return(f)                                                              10.98%(g)        45.47%             3.25%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 3.08% for the six months ended April 30, 2004 and 3.86% and 11.11% for the periods ended Oct. 31, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
28 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2004 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004(h)          2003              2002(b)
Net asset value, beginning of period                                          $7.39            $5.08             $4.92
Income from investment operations:
Net investment income (loss)                                                    .01             (.02)             (.01)
Net gains (losses) (both realized and unrealized)                               .77             2.33               .17
Total from investment operations                                                .78             2.31               .16
Less distributions:
Dividends from net investment income                                           (.01)              --                --
Distributions from realized gains                                              (.50)              --                --
Total distributions                                                            (.51)              --                --
Net asset value, end of period                                                $7.66            $7.39             $5.08

Ratios/supplemental data
Net assets, end of period (in millions)                                          $1              $--               $--
Ratio of expenses to average daily net assets(c),(e)                          2.72%(d)         2.72%             2.72%(d)
Ratio of net investment income (loss) to average daily net assets             (.29%)(d)        (.01%)           (2.02%)(d)
Portfolio turnover rate (excluding short-term securities)                       43%              87%                7%
Total return(f)                                                              11.06%(g)        45.47%             3.25%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 3.10% for the six months ended April 30, 2004 and 3.86% and 11.11% for the periods ended Oct. 31, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
29 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2004 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                            2004(b)
Net asset value, beginning of period                                   $7.86
Income from investment operations:
Net gains (losses) (both realized and unrealized)                       (.11)
Net asset value, end of period                                         $7.75

Ratios/supplemental data
Net assets, end of period (in millions)                                   $4
Ratio of expenses to average daily net assets(c),(e)                   1.56%(d)
Ratio of net investment income (loss) to average daily net assets      3.20%(d)
Portfolio turnover rate (excluding short-term securities)                43%
Total return(f)                                                       (1.40%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 2.66% for the period ended April 30, 2004.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
30 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004(h)          2003              2002(b)
Net asset value, beginning of period                                          $7.47            $5.09             $4.92
Income from investment operations:
Net investment income (loss)                                                    .02              .03                --
Net gains (losses) (both realized and unrealized)                               .80             2.35               .17
Total from investment operations                                                .82             2.38               .17
Less distributions:
Dividends from net investment income                                           (.04)              --                --
Distributions from realized gains                                              (.50)              --                --
Total distributions                                                            (.54)              --                --
Net asset value, end of period                                                $7.75            $7.47             $5.09

Ratios/supplemental data
Net assets, end of period (in millions)                                         $--              $--               $--
Ratio of expenses to average daily net assets(c),(e)                          1.77%(d)         1.78%             1.73%(d)
Ratio of net investment income (loss) to average daily net assets              .31%(d)          .70%             (.93%)(d)
Portfolio turnover rate (excluding short-term securities)                       43%              87%                7%
Total return(f)                                                              11.56%(g)        46.76%             3.46%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 2.10% for the six months ended April 30, 2004 and 2.92% and 10.17% for the periods ended Oct. 31, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2004 (Unaudited).

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
31 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2004 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6.    [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9.    Submission of matters to a vote of security holders. Not applicable.

Item 10.   Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP PARTNERS INTERNATIONAL SERIES, INC.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          July 1, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          July 1, 2004




By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          July 1, 2004